UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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DECKERS OUTDOOR CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DECKERS BRANDS

2021 PROXY STATEMENT

NOTICE OF ANNUAL STOCKHOLDERS MEETING

UGG · KOOLABURRA BY UGG · HOKA · Teva · Sanuk

2021 PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider when making voting decisions. You should read this Proxy Statement carefully and completely before voting.

ANNUAL MEETING OF STOCKHOLDERS

DATE	September 15, 2021
TIME	11:00 a.m. Pacific Time
VIRTUAL MEETING
The 2021 Annual Meeting of Stockholders, or Annual Meeting, will be held virtually via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/DECK2021.

To access the Annual Meeting, you will need a 16-digit control number. The control number is provided on the Notice of Internet Availability of Proxy Materials you received in the mail, on your proxy card (if you requested to receive printed proxy materials), or through your broker or other nominee if you hold your shares in "street name."

Stockholders will be able to attend, vote and submit questions virtually during the Annual Meeting.

RECORD DATE	July 19, 2021

PROPOSALS TO BE VOTED UPON

PROPOSAL NUMBER	MATTER	BOARD VOTING RECOMMENDATION	PAGE REFERENCE

1	Election of ten directors	"FOR" EACH DIRECTOR NOMINEE	7
2	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year ending March 31, 2022	"FOR"	69
3	Approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers as described in the Proxy Statement	"FOR"	71
We may also consider and vote upon any other business that may properly come before the Annual Meeting, or at any postponements or adjournments thereof. As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

HOW TO VOTE

Your vote is important to the future of Deckers Outdoor Corporation. You are eligible to vote if you were a stockholder at the close of business on July 19, 2021. Please refer to the section of this Proxy Statement titled "Questions and Answers about the 2021 Annual Meeting of Stockholders and Voting" for additional information on how to attend the virtual Annual Meeting and vote your shares.

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PROPOSAL NO. 1 ELECTION OF DIRECTORS

The following table provides summary information about each director nominee, including the committee composition that we anticipate will be effective as of the date of the Annual Meeting, subject to the election or reelection of each of the director nominees.

					Board Committees Effective as of the Date of Our Annual Meeting
Name, Primary Occupation	Age	Director Since	Independent	Number of Other Public Company Directorships	A	C	CG

Michael F. Devine, III Corporate Director Chairman of our Board of Directors	62	2011	YES	2
David A. Burwick(1) President, Chief Executive Officer, Board Member, Boston Beer Company	59	__	YES	1		●
Nelson C. Chan Private Investor, Entrepreneur and Corporate Director	60	2014	YES	2	●		●
Cynthia (Cindy) L. Davis Corporate Director	59	2018	YES	2		ª	●
Juan R. Figuereo Corporate Director	65	2020	YES	2	ª
Maha S. Ibrahim(2) General Partner, Canaan Partners	50	2021	YES	None	●
Victor Luis Corporate Director	54	2020	YES	1		●
Dave Powers Chief Executive Officer and President	55	2016	NO	None
Lauri M. Shanahan Corporate Director	58	2011	YES	3	●		●
Bonita C. Stewart Board Partner, Gradient Ventures	64	2014	YES	1			ª

ª    Committee Chair
A: Audit Committee, C: Compensation Committee, CG: Corporate Governance Committee

(1)Mr. Burwick will be standing for election at the Annual Meeting.
(2)Ms. Ibrahim was appointed to serve as a member of our Board of Directors effective as of February 1, 2021.

•During our fiscal year ended March 31, 2021, or fiscal year 2021, no director nominee attended fewer than 75% of the meetings of our Board of Directors, which we sometimes refer to as our Board, or meetings of any Board committee on which he or she served during his or her term.
•Each director nominee is elected annually by a majority of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting.
Our Board of Directors recommends that you vote "FOR" each of the director nominees named in Proposal No. 1.

PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

•As a matter of good corporate governance, we are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2022, or fiscal year 2022.
•Ratification of our selection requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting.
Our Board of Directors recommends that you vote "FOR" Proposal No. 2.

PROPOSAL NO. 3 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

•We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, which we sometimes refer to as our NEOs, as disclosed in the section of this Proxy Statement titled "Compensation Discussion and Analysis."
•Advisory approval of the compensation of our Named Executive Officers requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting.
Our Board of Directors recommends that you vote "FOR" Proposal No. 3 because it believes our compensation program reflects our strong "pay-for-performance" philosophy and is effectively designed to encourage achievement of our business and strategic objectives as discussed in greater detail below.

OUR BUSINESS AND STRATEGIC OBJECTIVES

We remain committed to our long-term strategies, which have been the primary drivers of our success in recent years. Our strategic framework continues to include efforts to:
•Accelerate consumer adoption of the HOKA ONE ONE brand globally and growing the brand's market share;

•Build UGG as a year-round global lifestyle brand with a diverse product offering outside of the brand's core season, while maintaining strength domestically and reigniting the brand internationally;

•Tailor distribution strategies unique to each of our brands in order to properly balance brand health in conjunction with sustainable growth;

•Execute on our digital transformation initiatives, growing direct-to-consumer acquisition and retention online and enhancing our utilization of technology to support the evolving marketplace; and,

•Focus spend behind these key initiatives to drive optimal returns on investment while maintaining top-tier levels of profitability.

We intend to continue investing strategically in key identified areas of growth within our brand portfolio. We remain committed to delivering stockholder value through the continued execution of our strategies.

OUR COMPENSATION PROGRAM OBJECTIVES

Our executive compensation program is designed to (i) attract and retain high quality talent; (ii) align interests of executives with stockholders; (iii) provide a significant portion of total compensation through variable, performance-based components; and (iv) offer incentives for achieving both short and long-term goals that are directly tied to the achievement of strategic objectives. In doing so, we routinely consider appropriate changes to our program to reflect our strategic direction and the evolving needs of our business. In addition, to ensure we have the talent necessary to achieve our strategic objectives, the Compensation Committee endeavors to develop a compensation program that is attractive and competitive in the marketplace. Our program also incorporates feedback from our stockholders, as detailed below under the section of this Proxy Statement titled "Stockholder Feedback on Executive Compensation."
Consistent with our strategic objectives for fiscal year 2021, when designing our executive compensation program for the year, the Compensation Committee focused on continuing to build and retain our executive team, while incentivizing our executive officers to focus on increasing revenue, enhancing profitability, improving operating margins and creating of long-term value for our stockholders. These and other strategic considerations are clearly reflected in the design of our program, which demonstrates strong "pay-for-performance" alignment. Please see the section of this Proxy Statement titled “Compensation Discussion and Analysis” for additional information.

KEY CORPORATE GOVERNANCE CHANGES

We are constantly evaluating our Board composition to ensure it is structured to allow us to achieve our long-term objectives by seeking out key qualifications and skills our directors collectively bring to our Board. As part of achieving these objectives, over the past few years, we have strategically focused on Board refreshment, both from the standpoint of Board composition, as well as from the standpoint of leadership on our Board and its committees. This focus is evident through a number of key changes that we have made to our Board and its committees over the past year, including the following:
•In June 2020 Victor Luis was appointed as a member of our Board.

•In June 2020, Juan R. Figuereo was appointed Chair of the Audit Committee.

•In February 2021, Maha S. Ibrahim was appointed as a member of our Board.

In addition, Brian A. Spaly will not be standing for reelection to our Board at the Annual Meeting, David A. Burwick is a new director nominee standing for election at the Annual Meeting, and we anticipate Bonita C. Stewart will be appointed as the Corporate Governance Chair, effective immediately subsequent to the Annual Meeting.

At the Annual Meeting, stockholders are being asked to elect ten directors to serve until the next annual meeting of stockholders to be held in 2022. If all nominees are elected, our Board will consist of ten members, and nine of those ten members, as well as each member of our Board's standing committees, will be “independent directors” under applicable Securities and Exchange Commission, or SEC, and New York Stock Exchange, or NYSE, rules and regulations.

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

We are pleased to invite you to attend the 2021 Annual Meeting of Stockholders of Deckers Outdoor Corporation, which we refer to as "we," "us," "our," or "our Company," to be held on Wednesday, September 15, 2021, at 11:00 a.m. Pacific Time.

Proposals to be Voted Upon:

1	Election of Directors. Elect ten directors to serve until the annual meeting of stockholders to be held in 2022, or until their successors are duly elected and qualified.
2
Ratification of Selection of Accounting Firm. Ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2022, which covers the period from April 1, 2021 to March 31, 2022.

3
Advisory Vote on Executive Compensation. Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as disclosed in the section of this Proxy Statement titled "Compensation Discussion and Analysis."

Other Business. Consider and vote upon any other business that may properly come before the Annual Meeting, or at any postponements or adjournments thereof.
Virtual Annual Meeting:
Similar to the last several years, the Annual Meeting will be held virtually and conducted via a live webcast. We believe hosting a virtual annual meeting encourages increased stockholder attendance and participation and reduces the cost to our Company associated with holding the Annual Meeting, as well as the cost to our stockholders of attending the meeting. A virtual meeting allows our stockholders around the world to attend and listen to the Annual Meeting live, submit questions and vote their shares electronically.

You will be able to attend the Annual Meeting online, submit your questions and vote your shares during the meeting by visiting www.virtualshareholdermeeting.com/DECK2021.

Record Date:
Our Board of Directors has fixed the close of business on July 19, 2021 as the record date for determining which stockholders are entitled to notice of and to vote virtually or by proxy at the Annual Meeting, or at any postponements or adjournments thereof.
Board Recommendations:
Our Board of Directors recommends that you vote "FOR" each of the director nominees named in Proposal No. 1 and "FOR" Proposal Nos. 2 and 3.

BY ORDER OF THE BOARD OF DIRECTORS

Dave Powers Chief Executive Officer and President

Your vote is very important.

Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section of this Proxy Statement titled "Questions and Answers About the 2021 Annual Meeting of Stockholders and Voting," or, if you requested to receive printed proxy materials, your enclosed proxy card.

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: July 29, 2021

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Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in Item 1A, “Risk Factors,” and elsewhere, in our Annual Report on Form 10-K for fiscal year 2021, or the Annual Report. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
Meeting Date: Wednesday, September 15, 2021

PROXY STATEMENT

GENERAL INFORMATION
The enclosed Proxy Statement is solicited on behalf of the Board of Directors of Deckers Outdoor Corporation for use at our 2021 Annual Meeting of Stockholders, or the Annual Meeting, to be held virtually via a live webcast on Wednesday, September 15, 2021 at 11:00 a.m. Pacific Time, or at any postponements or adjournments thereof.
The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DECK2021, where you will be able to attend the Annual Meeting, submit questions and vote your shares electronically.
The Annual Meeting is being held for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about this Proxy Statement or the Annual Meeting, please refer to the question titled "Whom should I contact with other questions?" below.
Q:    When and where will the Annual Meeting be held?

A:     The Annual Meeting will be held on Wednesday, September 15, 2021, at 11:00 a.m. Pacific Time. The Annual Meeting will be conducted entirely online via a live webcast. Our stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/DECK2021. You will need a 16-digit control number to attend and participate in the live webcast of the Annual Meeting. Please refer to the question titled "How can I vote my shares?" for information on obtaining your 16-digit control number.

Q:    Why did I receive these proxy materials?

A:     We are providing this Proxy Statement in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting, or at any postponements or adjournments thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting virtually to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.

Whether or not you expect to attend the virtual Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting.

Q:    Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

A:     Instead of mailing printed copies to each of our stockholders, we have elected to provide access to the proxy materials over the Internet under the SEC's "notice and access" rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of the proxy materials by sending a Notice of Internet Availability of Proxy Materials, or the Notice, which provides instructions on how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about July 29, 2021, we mailed the Notice to each of our stockholders. The Notice contains instructions on how to access the proxy materials, including this Proxy Statement and our Annual Report, each of which are available at www.proxyvote.com. The Notice also provides instructions on how to vote your shares.

Q:    What is the purpose of complying with the "notice and access" rules?

A:     We believe compliance with the SEC's "notice and access" rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.

Q:    Who can vote at the Annual Meeting?

A:    Only our stockholders at the close of business on July 19, 2021, or the Record Date, will be entitled to attend and vote at the Annual Meeting. On the Record Date, there were 27,662,787 shares of our common stock outstanding and entitled to vote. Each share of common stock issued and outstanding on the Record Date is entitled to one vote on any matter to be voted upon by our stockholders at the Annual Meeting.

•Holders of Record - If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a "holder of record." As a holder of record, you may vote at the virtual Annual Meeting, or you may vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote your shares using one of the voting methods described in this Proxy Statement and the Notice. If you are a holder of record and you indicate when voting that you wish to vote as recommended by our Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by our Board on all matters described in this Proxy Statement. Thomas Garcia and Steven J. Fasching, the designated proxyholders, are members of our management.

•Beneficial Owners - If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the "beneficial owner" of shares held in "street name" and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the virtual Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually. However, since you are not the holder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid "legal proxy" or obtain a 16-digit control number from your nominee. Please contact your nominee directly for additional information.

Q:    What is the quorum requirement for the Annual Meeting?

A:     The presence at the Annual Meeting, virtually (even if not voting) or by proxy, of the holders of a majority of the voting power of all the shares of our common stock entitled to be voted at the Annual Meeting, will constitute a quorum at the Annual Meeting. We will treat shares of common stock represented by a properly voted proxy, including shares for which authority is withheld or that a stockholder abstains from voting, as well as broker non-votes, as present at the Annual Meeting for the purposes of determining the existence of a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Q:    What proposals am I being asked to vote upon at the Annual Meeting?

A:     The proposals to be voted on at the Annual Meeting, and our Board's recommendation with respect to each proposal, are as follows:

PROPOSAL	DESCRIPTION	BOARD VOTING RECOMMENDATION

Proposal No. 1: Election of Directors	Elect ten director nominees to serve until the annual meeting of stockholders to be held in 2022, or until their successors are duly elected and qualified	"FOR" EACH DIRECTOR NOMINEE
Proposal No. 2: Ratification of Selection of Accounting Firm	Ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2022	"FOR"
Proposal No. 3: Advisory Vote on Executive Compensation	Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as disclosed in the section of this Proxy Statement titled "Compensation Discussion and Analysis"	"FOR"

Q:    What are the voting requirements to approve each of the proposals, and what happens if I do not vote?

A:     The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting, as well as the effects of abstentions and broker non-votes on each of the proposals, are as follows:

PROPOSAL	VOTING REQUIREMENT	EFFECT OF ABSTENTIONS(2)	EFFECT OF BROKER NON-VOTES(3)

Proposal No. 1: Election of Directors
Each director nominee in an uncontested election(1) will be elected by a majority of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting (assuming that a quorum is present).

A "majority of the votes cast" means that the number of votes "FOR" a director nominee must exceed 50% of the total votes cast in the election of directors.
		A "WITHHOLD" vote with respect to a director nominee will not count as a vote cast for that nominee, will not be included in the total number of votes cast, and thus will have no effect on the outcome of the vote on this proposal.	Broker non-votes will not count as votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.
Proposal No. 2: Ratification of Selection of Accounting Firm	Requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting (assuming that a quorum is present).
		An "ABSTAIN" vote will be included in the total number of shares present and entitled to vote on this proposal, and will have the same effect as a vote "AGAINST" this proposal.	Because a bank, broker, dealer or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.
Proposal No. 3: Advisory Vote on Executive Compensation	Requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting (assuming that a quorum is present).
		An "ABSTAIN" vote will be included in the total number of shares present and entitled to vote on this proposal, and will have the same effect as a vote "AGAINST" this proposal.	Broker non-votes will not count as shares present and entitled to vote on this proposal and will have no effect on the outcome of the vote on this proposal.

(1)An "uncontested election" is an election in which the number of director nominees is not greater than the number of directors to be elected. A "contested election" is an election in which the number of director nominees nominated by (i) our Board of Directors, (ii) any stockholder, or (iii) a combination of our Board of Directors and any stockholder, exceeds the number of directors to be elected. In a contested election, directors will be elected by a plurality of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting.
(2)You may vote to "WITHHOLD" authority for one or more director nominees and may "ABSTAIN" from voting on one or more of the other proposals described in this Proxy Statement. Shares for which authority is withheld or that a stockholder abstains from voting will be counted for purposes of determining whether a quorum is present at the Annual Meeting.
(3)Pursuant to applicable NYSE rules, if you are a beneficial owner of shares held in street name and do not provide the nominee that holds your shares with specific voting instructions, the nominee may generally vote in its discretion on “routine” matters (such as Proposal No. 2). However, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter (such as Proposal Nos. 1 and 3), it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

Q:    What happens if a director nominee fails to receive a majority vote in an uncontested election at the Annual Meeting?

A:    Each incumbent director standing for reelection at the Annual Meeting has tendered an irrevocable letter of resignation, effective upon such incumbent director not receiving a majority vote at the Annual Meeting and acceptance of such resignation by our Board. Our Board must accept or reject such resignation within 90 days following certification of the stockholder vote in accordance with the procedures established by our amended and restated bylaws, or bylaws. If a director’s resignation offer is not accepted by our Board, that director will continue to serve until our annual meeting of stockholders to be held in 2022 and his or her successor is duly elected and qualified, or until the director’s earlier death, resignation, or removal.

Any director nominee who is not an incumbent director and who fails to receive a majority vote in an uncontested election will not be elected as a director, and a vacancy will be left on our Board. Our Board, in its sole discretion, may either fill a vacancy resulting from a director nominee not receiving a majority vote pursuant to our bylaws or decrease the size of our Board to eliminate the vacancy. All director nominees are incumbent directors standing for reelection at the Annual Meeting.

Q:    Could other matters be decided at the Annual Meeting?

A:     As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies will vote in accordance with their discretion with respect to those matters.

Q:    How can I vote my shares?

A:    Your shares can be voted as follows:

•    Holders of Record - Holders of record can vote by proxy or by attending the virtual Annual Meeting where votes can be submitted electronically via live webcast. If you wish to vote by proxy, you can vote by Internet, telephone or by mail as described below. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure that your vote is counted.

VOTING METHOD

To vote at the Annual Meeting virtually by live webcast you must visit the following website:
www.virtualshareholdermeeting.com/DECK2021. You will need the 16-digit control number included on the Notice or your proxy card (if you requested to receive printed proxy materials). The method you use to vote by proxy will not limit your right to attend the Annual Meeting or vote at the Annual Meeting virtually. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. However, even if you plan to attend the Annual Meeting virtually, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.

To vote by Internet, you will need the 16-digit control number included on the Notice or your proxy card (if you requested to receive printed proxy materials). Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on September 14, 2021 by visiting www.proxyvote.com and following the instructions.

To vote by telephone, you will need the 16-digit control number included on the Notice or on your proxy card (if you requested to receive printed proxy materials). Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on September 14, 2021 by calling 1-800-690-6903 and following the instructions.

To vote by mail, follow the instructions provided on your proxy card. Simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on September 14, 2021. This option is only available if you requested to receive printed proxy materials.

•    Beneficial Owners - If you are the beneficial owner of your shares, you should have received the Notice or a proxy card (if you requested to receive printed proxy materials) with this Proxy Statement from your nominee rather than from us. Simply (i) use the 16-digit control number to vote on the Internet before the Annual Meeting or virtually at the Annual Meeting, or (ii) if you requested to receive printed proxy materials, vote by following the instructions provided on the proxy card you received from your nominee. Your 16-digit control number may be included in the voting instruction form that accompanied the proxy materials. If your nominee did not provide you with a 16-digit control number, you may be able to log onto the website of your nominee prior to the start of the Annual Meeting, on which you will need to select the stockholder communications mailbox link through to the Annual Meeting, which will then automatically populate your 16-digit control number in the virtual Annual Meeting interface. To vote virtually at the Annual Meeting, you must first obtain a valid "legal proxy" from your nominee. Follow the instructions from your nominee to request a "legal proxy."

Q:    What can I do if I change my mind after I vote my shares?

A:     You may change your vote at any time before the polls are closed at the Annual Meeting.

•    Holders of Record - If you are a holder of record, you may change your vote by (i) providing written notice of revocation to Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, (ii) executing a subsequent proxy using any of the voting methods discussed above (subject to the deadlines for voting with respect to each method), or (iii) attending the virtual Annual Meeting and voting electronically via live webcast. However, simply attending the virtual Annual Meeting will not, by itself, revoke your proxy.

•    Beneficial Owners - If you are a beneficial owner of your shares and you have instructed your nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions, or by attending the virtual Annual meeting and voting via live webcast, which can be accomplished as described above.

Subject to any revocation, all shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendations of our Board of Directors as described above.

Q:    Who is paying for the cost of this proxy solicitation?

A:     The solicitation of proxies is made on behalf of our Board and all the expenses of soliciting proxies from stockholders will be borne by us. In addition to the solicitation of proxies by use of the mail, our directors, officers and employees may communicate with stockholders personally or by email, telephone, or otherwise for the purpose of soliciting such proxies. No additional compensation will be paid to any such persons for such solicitation, although we may reimburse them for reasonable out-of-pocket expenses incurred in connection with such solicitation. We will reimburse banks, brokers, dealers and other nominees for their reasonable out-of-pocket expenses in forwarding solicitation material to beneficial owners of shares held of record by such persons. The total estimated cost of the solicitation of proxies is approximately $95,000.

Q:    I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:    We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy materials. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, or if you wish to receive separate copies in the future, please contact: Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, Telephone: (805) 967-7611.

In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above. Stockholders who are beneficial owners of shares held in street name may contact their bank, broker, dealer or other nominee to request information about householding.

Q:    Where can I find the voting results of the Annual Meeting?

A:    We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once we know them.

Q:      Where else can I find these proxy materials?

A:      This Proxy Statement and the Annual Report are available under "SEC Filings" at ir.deckers.com. Other information contained on or accessed through our website does not constitute part of this Proxy Statement. You should not consider other information contained on or accessed through our website in deciding how to vote your shares.  References to our website address in this Proxy Statement are inactive textual references only.

Q:    Whom should I contact with other questions?

A:    If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact: Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, Telephone: (805) 967-7611.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Certain Board Characteristics
The Corporate Governance Committee considers many factors when identifying director nominees, including diversity with respect to personal characteristics (such as race, gender and sexual orientation), as well as diversity in experience and skills. Our commitment to diversity and inclusion is reflected in our Board. Directors with diverse backgrounds and skills create a Board that best serves our Company, stockholders, employees and communities, by maximizing group dynamics in terms of range of professional experiences, education, thought and gender. We feel fortunate to have talented and skilled leaders on our Board to help guide us in our growth. We value the deep understanding of our business that certain directors have due to their tenure, but acknowledge that fresh viewpoints are essential in the boardroom.
A snapshot of certain characteristic of our ten director nominees is depicted in the charts below.
BOARD DIVERSITY AND TENURE
DIRECTOR INDEPENDENCE

Board Refreshment and Succession Since 2018

Six New Directors Added or Nominated to Our Board

Cynthia (Cindy) L. Davis	June 2018
Brian A. Spaly(1)	June 2018
Juan R. Figuereo	March 2020
Victor Luis	June 2020
Maha S. Ibrahim	February 2021
David A. Burwick	Director Nominee at 2021 Annual Meeting
(1)Mr. Spaly will not be standing for reelection to our Board at the Annual Meeting.

Board Chairman Succession	Committee Chair Succession

October 2019 Michael F. Devine, III Appointed Chairman of the Board	October 2019 Cynthia (Cindy) L. Davis, Appointed Compensation Committee Chair Lauri M. Shanahan, Appointed Corporate Governance Chair
June 2020 Juan R. Figuereo, Appointed Audit Committee Chair
September 2021 Bonita C. Stewart, To be appointed Corporate Governance Committee Chair, subject to Ms. Stewart's reelection at the Annual Meeting
Overview
Our bylaws provide for the annual election of directors, and also provide that our Board will consist of not less than one nor more than ten members. The specific number of directors within this range is established by our Board. Our Board has adopted a resolution setting the number of members at ten.
At the Annual Meeting, our stockholders will be asked to elect ten directors to serve until the next annual meeting of stockholders to be held in 2022, or until their successors are duly elected and qualified. The names and certain information concerning the persons nominated by our Board to stand for election as directors at the Annual Meeting are set forth in the section of this Proxy Statement titled “Director Nominees” below.

If all director nominees are elected, then, immediately following the Annual Meeting, our Board will consist of ten members, and nine out of ten members of our Board, as well as each member of the Board's standing committees, will be “independent directors” under applicable SEC and NYSE rules.
No Agreements or Family Relationships with Directors
No arrangement or understanding exists between any of our directors, director nominees or executive officers and any other person pursuant to which any of them were selected as our director, director nominee or executive officer.
There are no family relationships among any of our directors, director nominees or executive officers.
No Legal Proceedings
There are no legal proceedings related to any of our directors, director nominees or executive officers which are required to be disclosed pursuant to applicable SEC rules.
Director Nominations
The Corporate Governance Committee is responsible for identifying and evaluating nominees for election to our Board. In addition to the candidates proposed by our Board or identified by the Corporate Governance Committee, the Committee considers candidates for director proposed by stockholders, provided such recommendations are made in accordance with the procedures set forth in our bylaws. Stockholder nominations that meet the criteria outlined below will receive the same consideration as nominations made by the Corporate Governance Committee.
Director Qualifications
Directors are responsible for overseeing and monitoring our business consistent with their fiduciary duties to our stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. Our Board believes there are both general requirements for eligibility to serve as a member of our Board that are applicable to all directors, and other specialized characteristics that should be represented on our Board as a whole, but not necessarily by each director.
Qualifications for All Directors
Essential criteria for all director candidates considered by the Corporate Governance Committee include the following:
•Personal and professional integrity;
•Good business judgment;
•Relevant experience and skills;
•Ability to effectively serve the long-term interests of our stockholders; and
•Commitment to devoting sufficient time and energy to diligently performing duties as a director.
Board Diversity
The Corporate Governance Committee considers many factors when identifying director nominees, including diversity with respect to personal characteristics (such as race, gender and sexual orientation), as well as diversity in the experience and skills that contribute to our Board's performance of its responsibilities in the oversight of our business. However, the Committee has not adopted a formal policy with respect to the consideration of diversity.
Additionally, because we have four female board members, we are in compliance with California Senate Bill 826, which requires publicly held corporations with principal executive offices in California to have a board of directors that satisfies certain gender diversity requirements. Further, we are in compliance with California Assembly Bill 979, which requires publicly held corporations with principal executive offices in California to meet certain requirements with respect to including directors from underrepresented communities on their board of directors.
Specific Qualifications and Skills Represented on Our Board
The Corporate Governance Committee believes the competencies we seek in our directors should support our strategies for long-term success. Below we identify the key qualifications and skills our directors collectively bring to our Board that we believe are important in light of our business and strategic objectives. The particular qualifications and skills that our Board considered in nominating each individual director nominee are included in the directors’ individual biographies below, and are also summarized in a chart following the biographical section.

DIRECTOR QUALIFICATIONS AND SKILLS
Retail
Premium Branding
Technology Infrastructure and Cyber Security
Industry
Supply Chain Management
Sales and Marketing
Human Resources
Consumer Technology/ Big Data
International
Compliance and Risk Oversight
High Level Financial Literacy
Mergers and Acquisitions
Corporate Governance
Public Company Executive

DIRECTOR NOMINEES

Our Board of Directors has nominated the following ten directors for election at the Annual Meeting. Important summary information about the director nominees is set forth in the table below, including the committee composition that we anticipate will be effective as of the date of the Annual Meeting, subject to the election or reelection of each of the director nominees. Following the table is certain biographical information about each director nominee, as well as selected information about the specific qualifications, attributes, skills and experience that led our Board to conclude that each director nominee is qualified to serve on our Board. For information regarding committee composition as of the date of this Proxy Statement, please refer to the section entitled "Corporate Governance--Board Committees."

					Board Committees Effective as of the Date of Annual Meeting
Name, Primary Occupation	Age	Director Since	Independent	Number of Other Public Company Directorships	A	C	CG

Michael F. Devine, III Corporate Director Chairman of our Board of Directors	62	2011	YES	2
David A. Burwick(1) President, Chief Executive Officer, Board Member, Boston Beer Company	59	__	YES	1		●
Nelson C. Chan Private Investor, Entrepreneur and Corporate Director	60	2014	YES	2	●		●
Cynthia (Cindy) L. Davis Corporate Director	59	2018	YES	2		ª	●
Juan R. Figuereo Corporate Director	65	2020	YES	2	ª
Maha S. Ibrahim(2) General Partner, Canaan Partners	50	2021	YES	None	●
Victor Luis Corporate Director	54	2020	YES	1		●
Dave Powers Chief Executive Officer and President	55	2016	NO	None
Lauri M. Shanahan Corporate Director	57	2011	YES	3	●		●
Bonita C. Stewart Board Partner, Gradient Ventures	64	2014	YES	1			ª

ª    Committee Chair
A: Audit Committee, C: Compensation Committee, CG: Corporate Governance Committee

(1)Mr. Burwick will be standing for election at the Annual Meeting.
(2)Ms. Ibrahim was appointed to serve as a member of our Board of Directors effective as of February 1, 2021.

MICHAEL F. DEVINE, III
Age: 62 Director Since: 2011
Chairman of our Board	Public Company Directorships: Express, Inc. (NYSE: EXPR) FIVE Below, Inc. (NYSE: FIVE)

Mr. Devine retired as executive vice president and chief financial officer of Coach, Inc. in 2011. He currently serves as a director and member of the audit committee of Express, Inc. (NYSE: EXPR) and director and chair of the audit committee at FIVE Below, Inc. (Nasdaq: FIVE). He served as a member of the board of Sur La Table, Inc. and was previously a member of the board of directors of The Talbots Inc. From 2004 to 2007, Mr. Devine served as a member of the board of directors and chair of the audit committee of Educate, Inc., a leading K-12 education service company with solutions such as Sylvan Learning Center. Mr. Devine also previously served as a director and member of the audit committee of NutriSystem, Inc. (Nasdaq: NTRI).

Selected Qualifications and Skills

•High Level of Financial Literacy - In addition to experience as the current and former member and chair of four audit committees and experience at Coach, Inc., served as chief financial officer and vice president-finance of Mothers Work, Inc., a maternity apparel retailer that was previously listed on Nasdaq, from February 2000 to November 2001. From 1997 to 2000, was chief financial officer of Strategic Distribution, Inc. (Nasdaq: STRD), a Nasdaq-listed industrial store operator. From 1995 to 1997, was chief financial officer at Industrial System Associates, Inc., and for the prior six years was the director of finance and distribution for McMaster-Carr Supply Company. Holds a B.S. in Finance and Marketing from Boston College and an M.B.A. in Finance from the Wharton School of the University of Pennsylvania.

•Public Company Executive - Experience at Coach, Inc. involved in managing a public company during a period of high growth. Serves as a corporate director and chair of the audit committees of Express, Inc. and FIVE Below, Inc.

•Compliance and Risk Oversight - 15 years of experience as a corporate director with risk oversight responsibilities.

•Premium Branding - Coach, Inc. is a leading marketer of modern classic American accessories.

•International - Involved in a global brand with worldwide operations while at Coach, Inc.

•Industry - In addition to experience at Coach, Inc., serves as a director of Express, Inc., a nationally recognized specialty apparel and accessory retailer offering women’s and men’s merchandise.

•Supply Chain Management and Retail - Involved in supply chain and wholesale and retail distribution channels while at Coach, Inc.

DAVID A. BURWICK
Age: 59 Director Nominee Nominated in: 2021
Board Committees: None	Public Company Directorships: The Boston Beer Company, Inc. (NYSE: SAM)

Mr. Burwick has served on the board of directors of The Boston Beer Company, Inc. (NYSE: SAM) since May 2005 and was appointed as its president and chief executive officer in April 2018. Prior to April 2018, Mr. Burwick served as president and chief executive officer of Peet's Coffee & Tea, Inc., since December 2012. From April 2010 to December 2012, Mr. Burwick served as president, North America of WW International, Inc., formerly Weight Watchers International, Inc. Prior to that, Mr. Burwick held numerous positions with PepsiCo, Inc., including chief marketing officer, PepsiCo Americas Beverages from August 2008 to August 2009; executive vice president, Marketing, Sales and R&D, PepsiCo International from April 2008 to July 2008; President, Pepsi-QTG Canada from January 2006 to March 2008; chief marketing officer, Pepsi-Cola North America from June 2002 to December 2005; and various marketing roles from 1989 to 2002. Mr. Burwick has extensive experience leading consumer products organizations. During Mr. Burwick's tenure as a director of The Boston Beer Company, Inc., he has served as a member of its compensation committee since May 2005, including as chair from May 2006 to May 2013, and as a member of the nominating/governance committee since May 2005, including as chair since May 2013.

•Premium Branding - Experience as an executive at Peet's Coffee & Tea, Inc., PepsiCo. Inc. and The Boston Beer Company, Inc.

•Public Company Executive - Extensive experience with several leading public and private companies, both as an executive and as a director.

•Sales and Marketing - Held key marketing and sales positions with PepsiCo. Inc., including chief marketing officer.

•Human Resources - Held executive positions with leading companies and is a member of the compensation committee and nominating/governance committee of The Boston Beer Company, Inc.

•Retail - Previously served as president and chief executive officer at Peet's Coffee & Tea, Inc., WW International, Inc. and PepsiCo, Inc.

NELSON C. CHAN
Age: 60 Director Since: 2014
Board Committees: Audit	Public Company Directorships: Synaptics, Inc. (Nasdaq: SYNA) Twist Bioscience Corporation (Nasdaq: TWST)

Mr. Chan is a private investor and entrepreneur. Mr. Chan is a director and member of the nominating and corporate governance committee of Twist Bioscience Corporation (Nasdaq: TWST), as well as chairman of the board and member of the audit committee and nominations and corporate governance committee of Synaptics, Inc. (Nasdaq: SYNA). He was chairman of the board, chair of the compensation committee, member of the audit committee and member of the nominating and corporate governance committee of Adesto Technologies Corporation (Nasdaq: IOTS). From 2016 to 2019, Mr. Chan served as a director and member of the compensation and nominating and governance committees of Socket Mobile, Inc. (Nasdaq: SCKT). Mr. Chan is also a director of several privately held companies. From 2006 to 2008, Mr. Chan served as chief executive officer of Magellan Corporation, and from 1992 to 2006, he served in various management positions with SanDisk Corporation.

Selected Qualifications and Skills

•Entrepreneurial - Expertise in building technology companies.

•High Level of Financial Literacy - Has held numerous senior management positions with leading companies, including chief executive officer at Magellan Corporation.

•Public Company Executive - Extensive experience with several leading public and private companies, both as an executive and as a director.

•Sales and Marketing - Held key sales, marketing and engineering positions at SanDisk Corporation, Chips and Technologies, Signetics and Delco Electronics.

•International - Was the executive vice president and general manager of consumer business, at SanDisk Corporation, a global multi-billion dollar company.

•Compliance and Risk Oversight - Currently serves as a member of our Audit Committee and has over 12 years of experience as a corporate director with risk oversight responsibilities.

•Technology Infrastructure and Cybersecurity - Extensive experience in technology-based companies including sales, marketing and engineering.

CYNTHIA (CINDY) L. DAVIS
Age: 59 Director Since: 2018
Board Committees: Compensation (Chair)	Public Company Directorships: Kennametal Inc. (NYSE: KMT) Brinker International, Inc. (NYSE: EAT)

Ms. Davis served as vice president of Nike, Inc. (NYSE: NKE) and president of Nike Golf at Nike, Inc. from 2008 to 2014, and as U.S. general manager at Nike Golf from 2005 to 2008. Prior to Nike, Inc., Ms. Davis served as senior vice president of golf sponsorships, sports marketing and new media at Golf Channel, a subsidiary of Comcast Corporation (Nasdaq: CMCSA), from 2001 to 2004. Ms. Davis serves as a member of the board of directors and is the chair of on the compensation and member of the nominating and governance committees of Kennametal Inc. (NYSE: KMT), a global supplier of tooling, engineering components and advanced materials, since 2012. In January 2019, she joined the board of directors and currently serves on the compensation and governance committees of Brinker International, Inc. (NYSE: EAT). Ms. Davis served as a member of the board of directors, as chair of the compensation committee and on the governance committee of Buffalo Wild Wings, Inc. (Nasdaq: BWLD), a casual dining restaurant and sports bar chain, from 2015 to 2018. She is a Trustee for the Board of Trustees at Furman University.

Selected Qualifications and Skills

•Premium Branding - Experience as vice president of Nike, Inc. and president of Nike Golf at Nike, Inc., a company engaged in the design, development, manufacturing, and worldwide marketing and sales of footwear, apparel, equipment, accessories and services.

•Sales and Marketing; Retail - In addition to leading the division’s sales, marketing, and strategy while serving as senior vice president of golf sponsorships, sports marketing and new media at Golf Channel, led the $800 million global golf business for Nike, Inc.

•High Level of Financial Literacy - Served on the audit committee of Kennametal Inc. Holds an M.B.A. in Marketing and Finance from the University of Maryland College Park. Oversaw the profit and loss of a separate operating unit within Nike, Inc.

•International - Involved in global brands with worldwide operations while at Nike, Inc. and Kennametal Inc.

•Public Company Executive - Held various executive management positions at Nike, Inc. and Golf Channel, currently serves as a director of Kennametal Inc. and Brinker International, Inc., and previously served as a director and chair of the compensation committee of Buffalo Wild Wings, Inc.

•Industry - Extensive experience in the footwear, apparel and equipment industries through various positions at Nike, Inc.

•Compliance and Risk Oversight - In addition to leadership roles at Nike, Inc., served as a corporate director on the audit committee and serves on the compensation and nominating and corporate governance committees of Kennametal, Inc., and serves on the board of directors, as well as the compensation and corporate governance committees, of Brinker International, Inc. Previously served as chair of the compensation committee and on the governance committee of Buffalo Wild Wings.

•Technology Infrastructure and Cybersecurity - Serves as a director and chair of the compensation and member of the nominating and governance committees of Kennametal Inc., a technology-based company.

JUAN R. FIGUEREO
Age: 65 Director Since: 2020
Board Committees: Audit (Chair)	Public Company Directorships: Western Alliance Bancorporation (NYSE: WAL) Diversey, Inc. (Nasdaq: DSEY)

Mr. Figuereo served as the executive vice president and chief financial officer of Revlon (NYSE: REV), a manufacturer and marketer of beauty and personal care products, from 2016 to 2017.  From 2012 to 2015, he served as executive vice president and chief financial officer of NII Holdings, Inc. (NASDAQ: NIHD), a wireless communication services provider under the Nextel brand. NII Holdings, Inc. filed for bankruptcy protection in New York, New York on September 15, 2014. From 2009 to 2012, Mr. Figuereo served as executive vice president and chief financial officer of Newell Brands (NYSE: NWL), a global marketer of consumer and commercial products, and from 2007 to 2009 he served as executive vice president and chief financial officer of Cott Corporation (NYSE: PRMW). Mr. Figuereo has also served in senior management positions at Walmart, Inc. (NYSE: WMT) and PepsiCo, Inc. (Nasdaq: PEP). Mr. Figuereo served as a director and chair of the audit committee at PVH Corp.

(NYSE: PVH), a leading apparel company with iconic brands such as Calvin Klein and Tommy Hilfiger in its portfolio. In June 2020, he joined the board of directors of Western Alliance Bancorporation (NYSE: WAL). In April 2021, he joined the board of directors and currently serves as chair of the audit committee and member of the nominating and corporate governance committee of Diversey, Inc. (Nasdaq: DSEY). Mr. Figuereo is a venture partner with Ocean Azul Partners, LLC, an early stage investments fund based in South Florida. He is a member of the National Association of Corporate Directors and of the Florida Institute of CPAs.

Selected Qualifications and Skills

•Public Company Executive - Previously served as chief financial officer of several public companies with global footprints, including Revlon and Newell Brands, and held executive leadership roles at Walmart, Inc. and PepsiCo, Inc.

•High Level of Financial Literacy - Served as chief financial officer of several public companies and as chair of the audit committee of PVH Corp. Serves as the chair of the audit committee of Western Alliance Bancorporation and Diversey Inc. In addition, he serves as a member of the Audit Committee of our Company. Holds a B.B.A. from Florida International University, and previously worked for eight years as a certified public accountant.

•International - Significant executive leadership experience supporting global brands with worldwide operations.

•Supply Chain Management - Extensive experience in worldwide supply chain operations while in management roles for global companies.

•Sales and Marketing; Retail - Served as executive vice president of several global marketers, including Revlon and Newell Brands, and held senior management positions at Walmart, Inc. and PepsiCo, Inc.

•Mergers and Acquisitions - Previously served as the vice president in charge of mergers and acquisitions at Walmart, Inc.

Maha S. Ibrahim
Age: 50 Director Since: 2021
Board Committees: Audit	Public Company Directorships: None

Ms. Ibrahim is currently a general partner of Canaan Partners, an early stage venture capital firm, where she has worked since March 2000. Prior to joining Canaan Partners, from 1998 to 2000 she served as vice president of e-business at Qwest Communications, where she architected the company’s e-business strategy and spearheaded the redesign of Qwest.com, and previously served as Qwest Communication’s vice president of business development. From 2012 through 2020, Ms. Ibrahim served as a member of the board of directors of RealReal, Inc. (Nasdaq: REAL), an online brick-and-mortar marketplace for authenticated luxury consignment, providing leadership to the company through its 2019 initial public offering. Ms. Ibrahim currently serves on the boards of directors of a number of private innovative enterprise and consumer companies. Further, she has served as a trustee for the Carnegie Endowment for International Peace, a foreign policy think tank, since 2017.

Selected Qualifications and Skills

•Industry - Extensive experience in the apparel industry through her experience on the board of RealReal, Inc.

•Premium Branding - Premium branding experience in the luxury consignment business during her time as a director of RealReal, Inc.

•Consumer Technology/Big Data - Served as vice president of e-business at Qwest Communications.

•Sales and Marketing; Retail - Served as vice president of business development at Qwest Communications.

•Technology Infrastructure and Cybersecurity - Extensive experience in wireless and telecommunications industries.

•Mergers and Acquisitions – Experience with mergers and acquisitions while serving as general partner of Canaan Partners.

VICTOR LUIS
Age: 54 Director Since: 2020
Board Committees: Compensation	Public Company Directorships: FarFetch (NYSE: FTCH)

Mr. Luis served as the chief executive officer and on the board of directors of Tapestry, Inc. (formerly known as Coach, Inc.) (NYSE: TPR) from 2014 to 2019, where he led the company’s transformation into Tapestry Inc., a New York-based house of modern luxury brands including Coach, Kate Spade and Stuart Weitzman. Mr. Luis joined Coach, Inc. in 2006 as president and chief executive officer of Coach Japan. He rapidly assumed additional leadership responsibilities across Asia and Europe, becoming chief commercial officer of Coach, Inc. in 2013 and chief executive officer in 2014. Prior to joining Coach, Inc., from 2002 to 2006, Mr. Luis was president and chief executive officer of Baccarat, Inc., where he ran the North American operation of the French luxury brand. Mr. Luis joined the Moët-Hennessy Louis Vuitton Group in 1995, ultimately advancing to president and chief executive officer of its subsidiary, Givenchy, Japan Incorporated, before leaving in 2002. In August 2020, he joined the board of directors and currently serves on the audit committee and is the chair of the nominating and corporate governance committee of FarFetch Limited (NYSE: FTCH).

Selected Qualifications and Skills

•International - Significant experience in managing multi-national teams while at Coach, Inc. and Moët-Hennessy Louis Vuitton Group.

•Retail - Previously served as chief executive officer of several global luxury retailers.

•Premium Branding - Premium global branding experience spanning over two decades as chief executive officer of Tapestry, Inc., overseeing its modern luxury brands, and as chief executive officer of Baccarat, Inc. and Givenchy, Japan Incorporated.

•Industry - Experience in footwear, apparel and accessories while on the board of Tapestry, Inc. with the brands Coach, Kate Spade and Stuart Weitzman.

•Public Company Executive - Executive management experience, including service as chief executive officer of publicly traded companies.

DAVE POWERS
Age: 55 Director Since: 2016
Chief Executive Officer and President	Public Company Directorships: None

Mr. Powers became our Chief Executive Officer in June 2016 and joined our Board at that time. Mr. Powers joined our Company as President of Direct-to-Consumer in August 2012. He was appointed President of Omni-Channel in January 2014 and was appointed President in March 2015. Prior to joining our Company, Mr. Powers held several executive leadership roles at Converse Inc. (a subsidiary of Nike, Inc.), Timberland LLC and Gap Inc. (NYSE: GPS).

Selected Qualifications and Skills

•Industry - Extensive experience in the footwear and apparel industry through a variety of positions at three different footwear companies and a global apparel retailer.

•Supply Chain Management; Retail - While at Converse Inc., was responsible for global owned and distributor Direct-to-Consumer operations as part of the Nike, Inc. retail leadership team. During tenure at Timberland LLC and Gap Inc., held leadership roles with a variety of retail responsibilities from merchandising to store design.

•Sales and Marketing - Graduated cum laude from Northeastern University with a B.S. in Marketing. Throughout his career, has been responsible for the development of marketing strategy, with a focus on consumer engagement and digital marketing. While President of Brands of our Company, led the Omni-Channel organization, elevating and advancing the Omni-Channel platform.

•International - While serving in leadership roles at Timberland LLC, led worldwide retail merchandising, marketing, visual and store design, and oversaw European retail operations.

•Public Company Executive - Serves as our Chief Executive Officer and President with global responsibilities and oversight. Other leadership roles have been with public companies.

LAURI M. SHANAHAN
Age: 58 Director Since: 2011
Board Committees: Corporate Governance (Chair) Audit	Public Company Directorships: Cedar Fair Entertainment Company (NYSE: FUN) Treasury Wine Estates Limited (ASX: TWE) G Squared Ascend I Inc. (NYSE: GSQD.UT)

Ms. Shanahan has over 25 years of senior-level experience in retail, consumer products and hospitality, ranging from global, multi-channel, multi-brand enterprises to small and mid-cap growth companies. Ms. Shanahan joined Gap Inc. in 1992 and served in numerous leadership roles, including chief administrative officer and chief legal officer, during her 16-year career with the company. Since then, she has served as a principal of Maroon Peak Advisors, a consumer products and retail consulting firm. She currently serves as a strategic advisor and on the board of directors and as chair of the compensation committee and member of the nominating and governance committee of Cedar Fair Entertainment Company (NYSE: FUN), which owns and operates resorts, amusement parks and other immersive sports and entertainment venues, and on the board of directors, compensation committee and human resources committee of Treasury Wine Estates Limited (ASX: TWE), a vertically integrated global wine business with over 70 brands. In February 2021, Ms. Shanahan joined the board of directors of G Squared Ascend I Inc. (NYSE: GSQD.UT) a special purpose acquisition company focused within the technology sector.

Selected Qualifications and Skills

•Public Company Executive - Joined Gap Inc. in 1992 and served for 16 years in numerous leadership roles including chief administrative officer, chief legal officer and corporate secretary and chairman of the foundation board. Gap Inc. is a leading global specialty retailer offering clothing, footwear, accessories, and personal care products for men, women, children, and babies under the Gap, Banana Republic, Old Navy, Intermix, and Athleta brands.

•International - Directly involved in global brands development, supply chain and worldwide operations while at Gap Inc. and as a director and consultant.

•Supply Chain Management and Retail - Involved in retail, franchise, online licensing and other distribution channels, as well as sourcing and supply chain, while at Gap Inc. and as a consultant.

•Sales and Marketing - Acquired sales and marketing experience throughout her career at Gap Inc.

•Industry - Experience in footwear, apparel and accessories at Gap Inc., Charlotte Russe Holdings, Inc. and through retail consulting firm.

•Premium Branding - Premium and luxury branding experience at Gap Inc., through serving on the board of Treasury Wine Estates Limited and through retail consulting firm.

•Compliance and Risk Oversight - In addition to other leadership roles at Gap Inc., served as chief compliance officer and chief legal officer, overseeing the global corporate risk committee, as well as the global governance and compliance organization.

BONITA C. STEWART
Age: 64 Director Since: 2014
Board Committees: Compensation Corporate Governance	Public Company Directorships: PagerDuty, Inc. (NYSE: PD)

Ms. Stewart is currently a Board Partner at Gradient Ventures, Google's early-stage venture fund focused on artificial intelligence. She has been driving digital transformation at scale across multiple industries throughout her career. Since 2006 Ms. Stewart has served in various executive roles at Google, Inc., (Nasdaq: GOOG, GOOGL), a subsidiary of Alphabet Inc., including her most recent role as Vice President, Global Partnerships where she led partner management for the largest U.S. publishers across search, news, commerce, media and entertainment, telecommunications and mobile applications. Ms. Stewart previously served as Vice President, U.S. Sales and Operations. From 2002 to 2006 she worked for DaimlerChrysler AG (now Daimler AG) as director of Chrysler Brand Advertising and the director of Chrysler Group’s first Interactive Communications team. Ms. Stewart served as a corporate director for Pluralsight, Inc. (Nasdaq: PS), from 2018 to 2021. In January 2021 she joined the board of directors and serves as a member of the audit and corporate governance committees for PagerDuty (NYSE: PD), a digital operations management company. Ms. Stewart began her career in 1979 at IBM Corporation (NYSE: IBM) where she served in various financial and marketing management positions. She is the co-author of A Blessing: Women of Color Teaming Up to Lead, Empower and Thrive and the 2020 Women of Color in Business Cross-Generational Survey.

Selected Qualifications and Skills

•Industry - Over 28 years of experience in brand management, digital strategy and execution.

•High Level of Financial Literacy - Leads strategy, business development and revenue growth plans for Google Inc.'s largest publisher partnerships. Holds an M.B.A. from Harvard Business School.

•Consumer Technology/Big Data - Extensive experience in digital transformation, digital engagement data across multiple industries.

•Entrepreneurial - Served as president, chief operating officer, and co-founder of Nia Enterprises, LLC, a web-based company, and founder and chief executive officer of One Moment in Time, a women's formal-wear rental company.

•Sales and Marketing - Acquired sales, marketing, product distribution and online advertising experience.

•International - Led publisher partnerships for Latin America and Canada and has worked for Daimler AG and IBM Corporation, which are multi-billion dollar global companies.

•Public Company Executive - Strategic planning and large-scale operations experience with Google Inc. and IBM Corporation.

•Technology Infrastructure and Cybersecurity - Extensive experience in technology-based companies and fluency in digital transformation including digital strategy, mobile, video, programmatic, online advertising, cloud solutions, analytics and execution.

Summary of Qualifications and Skills of Directors

As part of our Board evaluation and director selection processes, the Corporate Governance Committee maintains a director skills matrix. When evaluating potential nominees, the Committee and the Board take into account the diversity of experiences and backgrounds represented on our Board. The director skills matrix below summarizes the specific qualifications, attributes, skills and experience of each director nominee that led our Board to conclude that the nominee is qualified to serve on our Board. In fiscal year 2020 we refined the director skills matrix to reflect the qualifications most relevant for our director nominees to support our Company's business and strategic objectives. While each nominee is generally knowledgeable in each of these areas, an “X” in the chart below indicates that the item is a specific qualification, attribute, skill or experience that the director brings to our Board. The lack of an “X” for a particular item does not mean that the director does not possess that qualification, attribute, skill or experience.

Specific Qualifications, Attributes, Skills and Experience	Michael F. Devine, III	David A. Burwick	Nelson C. Chan	Cynthia (Cindy) L. Davis	Juan R. Figuereo	Maha S. Ibrahim	Victor Luis	Dave Powers	Lauri M. Shanahan	Bonita C. Stewart

Industry	X			X	X	X	X	X	X
Premium Branding	X	X		X	X	X	X	X	X	X
International	X		X	X	X		X	X	X	X
High Level Financial Literacy	X		X		X
Retail	X	X		X	X	X	X	X	X
Consumer Technology/ Big Data		X	X			X	X			X
Sales and Marketing		X	X	X	X	X	X	X		X
Supply Chain Management	X				X			X	X
Technology Infrastructure and Cybersecurity	X		X		X	X	X		X
Compliance and Risk Oversight	X	X	X	X	X				X
Corporate Governance	X	X	X	X			X		X
Mergers and Acquisitions	X	X	X		X	X	X
Public Company Executive	X	X	X	X	X		X	X	X	X
Human Resources	X	X	X	X	X			X	X	X
Consent to Serve
Although each of the persons named above has consented to being named in this Proxy Statement and to serve as a director if elected, and our Board has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, our Board may decrease the size of our Board, or the proxies may be voted for the election of such other person as a director as our Board may recommend in place of the nominee.
Required Vote
Because this is an uncontested election, each director nominee will be elected by a majority of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting (assuming that a quorum is present). A "majority of the votes cast" means that the number of votes "FOR" a director nominee must exceed 50% of the total votes cast in the election of directors.

BOARD RECOMMENDATION OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Corporate Governance at Deckers
Corporate governance is managed under the direction of our Board of Directors. Our Board has a long-standing commitment to comprehensive and effective corporate governance practices. Our Board continues to evaluate our governance policies and procedures to ensure that the right mix of individuals is present in our boardroom and to ensure effective oversight of our strategy and management in order to best serve our stockholders. Our Board has adopted Corporate Governance Guidelines that set forth the primary framework of governance principles applicable to our Company, a copy of which is available on our website at ir.deckers.com in the Overview section of the Governance tab.
Corporate Governance Elements
Our Board is committed to maintaining the highest standards of corporate governance and has established a strong framework by which our Company is governed. Key elements of our corporate governance framework include:

OUR POLICY OR PRACTICE	DESCRIPTION AND BENEFIT TO OUR STOCKHOLDERS

STOCKHOLDER RIGHTS
Annual Election of Directors	• Our directors are elected annually, reinforcing their accountability to our stockholders. We do not employ a classified board structure.
Single Class of Outstanding Voting Stock	• Our common stockholders control our Company, with equal voting rights.
Majority Voting Standard	• We have a majority voting standard for uncontested director elections.
BOARD STRUCTURE
Director Independence
• Based on the director independence requirements set forth in our Corporate Governance Guidelines, as well as under applicable SEC and NYSE rules, our Board has determined that each of our directors, other than Mr. Powers, is an "independent director."

Committee Governance
• Our three standing Board Committees: Audit, Compensation and Corporate Governance, consist exclusively of independent directors and have adopted written charters. Committee composition and charters are reviewed annually by our Board.

Board Leadership and Structure
• Our Corporate Governance Guidelines allow our Board to determine whether to separate or combine the roles of the Chairman and Chief Executive Officer. Currently, Mr. Devine, a member of our Board, serves as our Company's independent Chairman. We believe this is the most appropriate leadership structure for our Company at this time.

Annual Board Self-Evaluations	• The Corporate Governance Committee conducts and oversees annual evaluations of our Board, each Board committee and each individual director, to ensure they are effective and continue to serve the best interests of our stockholders.
Board Oversight of Risk
• Our Board is generally responsible for risk management activities, but has delegated the oversight of risk management to our Audit Committee. Our full Board regularly engages in discussions of the most significant risks we face and how these risks are managed.

EXECUTIVE COMPENSATION
Annual Say-on-Pay Vote
• Annually, our stockholders have the opportunity to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, which we sometimes refer to as our Say-on-Pay Vote. This affords our stockholders the ability to provide routine feedback on our compensation program.

Corporate Governance Principles
Pursuant to Delaware law and our bylaws, our business, property and affairs are managed under the direction of our Board of Directors. Thus, our Board is the ultimate decision-making body of our Company, except with respect to those matters reserved for our stockholders.
Our Board selects our Chief Executive Officer, and works together with our Chief Executive Officer to select our senior management team, which is charged with the day-to-day operation of our business. Members of our Board are kept informed about our business through discussions with our Chief Executive Officer and other senior management personnel, including by attending brand sales meetings and industry events, participating in periodic informal telephonic meetings, and reviewing materials provided to them, as well as by attending formal meetings of our Board and its committees. Having selected the senior management team, our Board acts as an adviser and counselor to senior management, monitors its performance and proposes or makes changes to the senior management team when it deems necessary or appropriate.

Board of Directors Meetings

BOARD OF DIRECTORS	Meetings in Fiscal Year 2021: 18

• Each of our Directors attended at least 75% of Board meetings and meetings of the Board committees on which he or she served during his or her term.
• Time is scheduled for our independent directors to meet in an executive session at every Board meeting.
• Our Corporate Governance Guidelines state that directors are expected to attend each of our annual meetings of stockholders. Nine members of our Board attended the annual meeting of stockholders held in September 2020.

Director Independence
Our Corporate Governance Guidelines, as well as applicable NYSE rules, require that our Board be comprised of a majority of directors who satisfy the criteria for independence set forth in the NYSE rules. These guidelines help ensure that the interests of our Board and management are aligned with those of our stockholders, that conflicts of interest are avoided, and that we are in compliance with applicable SEC and NYSE rules. An independent director is one who our Board affirmatively determines has no material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with our Company) and otherwise meets the requirements of the NYSE rules.
Based on the director independence requirements set forth in our Corporate Governance Guidelines, as well as in the applicable NYSE rules, our Board has determined that each of our directors, other than Mr. Powers, is an "independent director." In addition, all members of the Audit Committee, Compensation Committee and Corporate Governance Committee meet the independence standards set forth in applicable SEC and NYSE rules.
Board Leadership Structure
Our Corporate Governance Guidelines allow the Board to determine whether to separate or combine the roles of the chairman and chief executive officer. Our Board believes it is important to maintain flexibility in our Board leadership structure, depending on our Board's composition and our business and strategic needs at the time. However, our Board also firmly supports having an "independent director" serve in a Board leadership position at all times.
The roles of the chairman and chief executive officer are separate. Our Board continues to believe that this leadership structure allows our Chief Executive Officer to focus on the day-to-day operation and management of our Company, while allowing our Chairman to focus on leading the Board in overseeing the interests of our Company and stockholders.
Board Committees
Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. Each member of each of the committees is an "independent director" for purposes of applicable SEC and NYSE rules. Each of our committees has a written charter that describes its purpose, membership, meeting structure and responsibilities. A copy of each committee's charter is available on our website at ir.deckers.com in the Overview section of the Governance tab. These charters are reviewed annually by each committee, with any recommended changes approved by our Board. The Compensation Committee charter was amended in January 2021, the Audit Committee charter was amended in September 2021 and the Corporate Governance Committee charter was amended in January 2021.
Summary information regarding the membership, meetings and primary responsibilities of the three standing committees for fiscal year 2021 of our Board are listed below:

AUDIT COMMITTEE	Meetings in Fiscal Year 2021: 10

Current Members:
Juan R. Figuereo (Chair)	All members of the Audit Committee meet the independence and experience standards set forth in applicable SEC and NYSE rules.	The Chair of the Audit Committee has been determined by our Board to be an "audit committee financial expert" under applicable SEC rules.
Nelson C. Chan
Lauri M. Shanahan
Maha S. Ibrahim
• Oversees management's conduct of, and the integrity of, our financial reporting functions.
• Oversees the qualifications, engagement, compensation, independence and performance of the registered public accounting firm that audits our annual financial statements and reviews our quarterly financial reports.
• Oversees our legal and regulatory compliance.
• Oversees the performance of our internal audit function.
• Oversees the application of our related-person transaction policy as established by our Board.
• Oversees our systems of internal control over financial reporting disclosure controls and procedures and risk management.
• Oversees the application of our Code of Ethics as established by our Board.

COMPENSATION COMMITTEE	Meetings in Fiscal Year 2021: 7

Current Members:
Cynthia (Cindy) L. Davis (Chair)	All members of the Compensation Committee meet the independence standards set forth in applicable SEC and NYSE rules.
Bonita C. Stewart
Victor Luis
• Oversees the design of our executive compensation program, and responsible for oversight of our employment practices and policies.
• Reviews and approves goals and objectives relevant to the compensation of our executives.
• Evaluates the performance of our executives in light of those goals and objectives.
• Determines and approves the compensation of our executives based, in part, on these evaluations, including each element of compensation.
• Makes recommendations to our Board regarding any action that is required to be submitted to our stockholders for approval with respect to incentive compensation plans and equity-based plans.
• Administers and approves our equity-based plans, and approves (or delegates authority to approve, below the executive level) individual award grants under those plans, or recommends award grants to our Board for approval.

• Produces report on executive compensation for inclusion in our proxy statement for our annual meeting of stockholders.

CORPORATE GOVERNANCE COMMITTEE	Meetings in Fiscal Year 2021: 4

Current Members:
Lauri M. Shanahan (Chair)	All members of the Corporate Governance Committee meet the independence standards set forth in applicable NYSE rules.
Bonita C. Stewart
Brian A. Spaly(1)
• Develops and recommends to our Board a set of Corporate Governance Guidelines that establish a framework of governance principles applicable to us.
• Identifies individuals qualified to become directors, consistent with criteria specified in the Corporate Governance Guidelines.
• Recommends to our Board the qualified director nominees to be selected by our Board.
• Recommends to our Board membership of our Board committees.
• Ensures that our certificate of incorporation and bylaws are structured in a manner that best serves our objectives and recommends amendments as appropriate.
• Oversees the evaluation of management, our Board and Board committees.
• Oversees and approves the management continuity planning process.
• Reviews and evaluates the development and succession plan relating to our Chief Executive Officer and our other executive officers.
• Oversees the Company's Corporate Responsibility and Sustainability Program.
(1)Mr. Spaly will not be standing for re-election at the Annual Meeting.
Nominating Procedures and Criteria
Among its functions, the Corporate Governance Committee considers and approves nominees for election to our Board. We view board succession as an ongoing process and are regularly identifying, evaluating and pursuing prospective candidates. In addition to the candidates proposed by our Board or identified by the Corporate Governance Committee, the Committee considers candidates for director proposed by our stockholders, provided such recommendations are made in accordance with the procedures set forth in our bylaws. Stockholder nominations that meet the qualification criteria referred to below will receive the same consideration as nominations made by the Corporate Governance Committee.
Essential criteria for all candidates considered by the Corporate Governance Committee are discussed in the section of this Proxy Statement titled "Qualifications for All Directors." In evaluating candidates for certain Board positions, the Committee also evaluates additional criteria, as reflected in the section of this Proxy Statement titled "Specific Qualifications and Skills Represented on Our Board."
In selecting nominees for our Board, the Corporate Governance Committee evaluates the general criteria referred to above, identifies the specialized criteria for which the Committee has determined there is a need, and considers the candidate's ability to meet the required criteria and contribute to the success of our Company. In evaluating an existing director for re-election, in addition to assessing the criteria referred to above, the Corporate Governance Committee considers a variety of factors, including attendance at Board and committee meetings, independence, length of service, previous performance, and overall contributions to our Company.
The director nominees for the Annual Meeting have been recommended by the Corporate Governance Committee, as well as by our Board of Directors.
Management Succession and Talent Development
The Corporate Governance Committee, pursuant to its charter, is responsible for overseeing the management continuity planning process. As part of that responsibility, the Corporate Governance Committee reviews and evaluates the development and succession plan relating to our Chief Executive Officer and our other executive officers, including considerations of career paths and attracting and retaining high-quality talent. The Corporate Governance Committee works with the Board to assess whether we have the management talent needed to successfully pursue our business objectives. The Corporate Governance Committee also regularly considers the competencies necessary for our Chief Executive Officer to support our strategies for long-term success.
Pursuant to our Corporate Governance Guidelines, the Corporate Governance Committee provides an annual report to our Board of Directors on emergency and expected Chief Executive Officer succession planning. Through this process, the Corporate Governance Committee works with our full Board and management to identify recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.
Risk Governance Structure
Our Board has overall responsibility for risk oversight. The Board members provide objective, independent oversight of risk and focus on the most significant risks facing the Company.
Board Role in Risk Oversight
•Periodically reviews or assesses the effectiveness of our Company's enterprise risk management programs and framework, including the processes for identifying, assessing, prioritizing, and responding to our enterprise-wide risk exposures, to ensure that robust risk management strategies are in place. On an annual basis, under the direction of our Audit Committee, our Company undertakes an enterprise-level risk management review that is designed to bring to the Board's attention our most material risks for evaluation, including strategic, operational, regulatory, and compliance risks.
•Receives regular updates from management regarding our organization’s portfolio of risk and engages in discussions to understand and assess our overall risk management activities. Our Board further apprises itself of the most significant risks facing our Company, ensuring that robust risk response actions have been established and implemented, with an independent review by internal audit.
•Inquires of management to understand and assess the effectiveness of the mechanism in place for monitoring and responding to emerging risks.
•Engages in critical dialogue with our executive leadership and technology-focused personnel to ensure our organization has a robust plan to detect, stop, and mitigate the effects of cyberattack incidents, including resuming normal operations as quickly as possible.
•Engages in active discussion with management to understand our Company’s risk philosophy to ensure understanding of overall appetite for risks that aligns with ability to create stockholder value.
Below is a summary of key risk oversight responsibilities delegated to our three committees:
Audit Committee
•Oversees financial risks and monitoring of management’s policies and procedures.
•Plays a strategic role in assessing and monitoring our Company’s response to cyber threat trends, receiving periodic updates on cyber risk management initiatives, and obtaining independent confirmation of their efficacy through regular reviews by internal audit. Engages in regular dialogue with our Chief Technology Officer on technology risk related topics on every Audit Committee meeting agenda, ensuring adequacy of focus and resources to support cyber risk management activities.
•Receives regular updates from management on cybersecurity or information security incidents that may pose a significant threat to our Company, and assesses our Company’s key metrics for measuring our capabilities to manage cybersecurity and technology risk. Our Board also gets an independent view from internal audit.
•Provides oversight for compliance risk and regularly receives updates from management on compliance-related matters.

Our legal and internal audit executives report directly to the Audit Committee regarding material risks to our business, among other matters, and the Audit Committee meets in executive sessions with our highest ranking manager of internal audit and with representatives of our independent registered public accounting firm.
Compensation Committee
•Oversees the design of our executive compensation program so as to encourage achievement of our strategic objectives and mitigate compensation-related risk.
Corporate Governance Committee
•Oversees risks related to our corporate responsibility and sustainability efforts, including risks related to environmental and social issues, such as climate change, as well as risks related to corporate governance issues.
•Receives quarterly updates on the status of our Sustainability Program and related risks.
•Evaluates succession planning risk regarding the Chief Executive Officer and our other executive officers.
In addition, the Corporate Governance Committee develops our Corporate Governance Guidelines to establish and oversee an appropriate governance framework.
Compensation Committee Interlocks and Insider Participation
As of the date of this Proxy Statement, no member of the Compensation Committee is serving, and during the past year no member of the Compensation Committee has served, as an officer or employee of our Company or any of its subsidiaries. None of our executive officers currently serves, or during the past year has served, as a member of the board of directors or compensation committee (or other committee serving a similar purpose) of any entity that has an executive officer serving on our Board or the Compensation Committee. In addition, none of the Compensation Committee members had any relationship, or participated in any transaction, with our Company during fiscal year 2021 that requires disclosure under SEC rules.
We have entered into indemnification agreements with each of our directors, including each member of the Compensation Committee.
Communications with Directors
Stockholders and other interested parties may communicate with the Chairman of our Board, the Chair of any Board committee, with our independent directors as a group, or with any individual director, by writing to any such person or group. Communications should be sent to the following address:
Deckers Outdoor Corporation
Attn.: Corporate Secretary
250 Coromar Drive
Goleta, California 93117
Communications are distributed to our Board, or to any individual director, depending on the facts and circumstances described in the communication. Our Board has requested that certain items that are unrelated to the duties and responsibilities of our Board should be excluded, including the following: junk mail and mass mailings, product inquiries or complaints, new product suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, except that any communication that is not distributed will be made available to any director upon request.
Code of Ethics and Accounting and Finance Code of Ethics
Our Board has adopted a Code of Ethics to assist our officers, directors and other employees in complying with legal and regulatory requirements and maintaining the highest standards of ethical conduct. All of our officers, directors and employees must carry out their duties in accordance with the policies set forth in the Code of Ethics and with applicable laws and regulations. The Code of Ethics complies with the requirements set forth in applicable NYSE rules.
Our Board has also adopted a separate Accounting and Finance Code of Ethics which focuses on the financial reporting process and applies to our Chief Executive Officer, Chief Financial Officer and Corporate Controller (and other employees serving similar functions). The Accounting and Finance Code of Ethics is intended to qualify as a "code of ethics" under applicable SEC rules and to satisfy the standards of ethics and compliance programs under applicable NYSE rules.
Our Code of Ethics and our Accounting and Finance Code of Ethics are available on our website at ir.deckers.com in the Overview section of the Governance tab. To the extent required by law, any amendments to or waivers of any provision of the Code of Ethics or the Accounting and Finance Code of Ethics will be promptly disclosed publicly on our website.

Stockholder Engagement
We maintain an ongoing, proactive outreach effort with our stockholders. We believe our stockholders, as the owners of our Company, have important views and insights into our business operations, and we routinely seek to engage with our stockholders to ensure their views are shared with our Board, and actively considered in discussions of our strategic direction. We highly value stockholder input and have consistently demonstrated our commitment to open and interactive dialogue with our stockholders. Our stockholder outreach program is led by a cross-functional team that includes members of our Investor Relations, Compliance and Sustainability, Diversity, Equity, and Inclusion, or DEI, and Legal teams.

In fiscal year 2021, as part of our stockholder engagement efforts to solicit feedback and share perspectives we reached out to holders of approximately 52% of our shares. This year, we addressed the following topics: our corporate governance framework, executive compensation practices, and our Environmental, Social and Governance, or ESG, program, including highlights of our DEI initiatives. The investors we spoke with expressed appreciation and support for our current governance practices and our Company's ESG activities. The invaluable feedback and insights we received during our engagement were shared with the full Board.

While our Board has a fiduciary responsibility to our stockholders and represents their interests, our management team is primarily responsible for investor relations. Throughout the year, our management team regularly meets with current stockholders, prospective investors, and investment analysts. These meetings serve to engage stockholders and solicit feedback on topics relevant to our Company's performance and strategy. Our management team provides regular updates to our Board of Directors regarding stockholder feedback on these topics.

Please refer to the section of this Proxy Statement titled “Stockholder Feedback on Executive Compensation” for more information on how our stockholders impacted the evolution of our executive compensation program for fiscal year 2021.

Our People and Our Culture

At our Company, our purpose is to positively impact the world by uniting purposeful brands with diverse people driven to succeed and create change. Our five key values, which guide our journey onward together, help hold us accountable to deliver on this purpose:

Our values define our Company and serve as the driving force behind how we work together and with our customers, our consumers, our partners, our suppliers, and our communities. We also have detailed ethics and compliance policies that instill a commitment to ethical behavior and legal compliance across our organization. Through our open-door policy and culture, employees are encouraged to approach their managers if they believe violations of standards or policies have occurred, and are also able to make confidential and anonymous reports using an online or telephone hotline hosted by an independent third-party provider.

Diversity and Inclusion

We prioritize DEI at our Company and believe that it is critical to creating an organization where all employees can come as they are. We believe that the inclusion of underrepresented perspectives develops better outcomes and policies, and a diverse pool of leaders brings a unique set of experiences, opinions, and thoughts on critical issues that help enhance our business.

Our Code of Ethics, on which we train our employees bi-annually, as well as our annual Corporate Responsibility Report, codifies these values and our commitment to DEI. We have a robust collection of programs designed to support initiatives to create a more inclusive workplace, as well as policies and practices aimed at increasing diversity. We anticipate implementing a comprehensive, global strategy for DEI, and have deployed mandatory anti-racism and implicit bias training, as well as a suite of additional learning and development resources. In fiscal year 2021 we joined The Valuable 500, which is a business-to-business initiative comprised of companies committed to disability inclusion, and the Civic Alliance which is a nonpartisan business coalition that champions democracy and civic participation.

Our Board values DEI as we continue to enhance our Board's diversity and skill sets. In addition, our Board is regularly kept apprised of our Company's DEI employee engagement efforts, targets and commitments.

Charitable Giving and Volunteering

At our Company, our charitable contributions, product donations, and employee volunteer efforts are an essential part of our culture. During fiscal year 2021, we donated to various non-profit organizations, and continued to provide monetary support and product donations to address the impacts of the pandemic on the communities in which we operate. Further, during this period we dedicated our strategic giving and community-engagement efforts to categories aligned with our sustainable development goals, or SDGs, including DEI, the environment, at-risk youth, education, and community support.

$2.1 Million	Amount donated to various non-profit organizations during fiscal year 2021

Areas of Focus for Giving	Diversity and Inclusion, Environment, Community, At-Risk Youth, Education, COVID Relief Efforts

24 Hours	Hours we compensate employees for volunteer time each year

Over 1.1 Million Pairs	Number of pairs of shoes donated, since the inception of our partnerships with non-profit organizations who distribute shoes to those in need

Corporate Responsibility and Sustainability

As a global leader in designing, marketing and distributing innovative footwear, apparel, and accessories, our worldwide scope and impact is significant. Equally significant is the responsibility we believe we have to our stakeholders, including our consumers, employees, stockholders, and the communities we serve. We believe consumers are increasingly buying brands that advance sustainable business practices and deliver quality products while striving for minimal environmental impact with socially conscious operations. We also believe institutional stockholders and other investors are increasingly focused on investing in companies that emphasize corporate responsibility and sustainability. We employ socially conscious operations and sustainable business practices, with the goal of continuing to deliver quality products to our consumers and sound financial performance to our stockholders, while minimizing the environmental impact of our business footprint. Our sustainability policies and strategies are aligned with, and informed by, our ongoing efforts with multi-stakeholder initiatives, which involve our employees, suppliers, customers and stockholders, as well as other brands and non-governmental organizations. Through our Corporate Responsibility and Sustainability Program, which has been in existence since 2010, we are committed to advancing our sustainable business initiatives with the goal of consistently delivering brand promises that meet consumer expectations, while responsibly delivering the financial results required by our stockholders. As a result of our sustainability efforts, we have been recognized by as one of America’s Most Responsible Companies by Newsweek, "Company of the Year" by Footwear News, and ranked 15th of Investor's Business Daily's top “50 Best ESG Companies” during fiscal year 2021.

Environmental, Social and Governance Framework

Our Corporate Governance Committee oversees our corporate responsibility and sustainability efforts. Our Company's ESG program is managed by several executive-level committees which meet on a quarterly basis, including the Risk, Sustainability and Compliance Advisory Committee, the Environmental Sustainability Ethical Sourcing Committee, the Deckers Gives Committee, and two Regional Committees.

Our Corporate Sustainability and Compliance Officer is tasked with identifying specific sustainable development goals, or SDGs, that align with the United Nations Global Compact, or UNGC, to guide our efforts to address environmental and social challenges.

Sustainable Development Goals

Achieving measurable sustainability success is critical to our future economic and business growth, and we work to establish SDGs that we believe will make the most significant impact for our business, our stockholders, and the communities in which we operate. We are a member of the UNGC, which is the world’s largest voluntary corporate sustainability initiative. This membership requires an annual statement of progress, which is reflected in our Corporate Responsibility Report. Our Sustainability and Compliance Officer identifies specific SDGs established by the UNGC, which we adopt to guide our efforts to address environmental and social challenges. Our SDGs, which are described below, are currently focused on categories where we believe we can make substantial impacts. We identified targets for our Company under each selected SDG below to help hold us accountable and better track progress in the areas of materials, waste, water, climate and clean energy, chemistry, human rights, and gender equality and quality education.

MATERIALS	WASTE	WATER

Incorporate 50% more certified responsible and sustainable materials into our products (including recycled, renewable, regenerated, and natural).	Sustainably reduce waste generated at our facilities and partner facilities through reduction, recycling, and reuse.	Reduce water usage and improve water quality throughout our operations and the communities in which we operate.

CLIMATE AND CLEAN ENERGY	CHEMISTRY AND CONSUMER SAFETY	HUMAN RIGHTS

Reduce energy consumption and carbon emissions throughout our operations.	Reduce or eliminate hazardous chemicals throughout our operations.	Positively impact the communities where we operate, including assuring industry leading human rights practices within our supply chain.

GENDER EQUALITY AND QUALITY EDUCATION

Promote diversity, gender equality, female empowerment, and inclusion for all.
Climate and Clean Energy

In fiscal year 2021, as part of our ESG Program efforts, we made great progress toward each of our SDG goals but focused on the amplification of our climate and clean energy efforts. We partnered with climate experts to conduct carbon accounting of our environmental footprint in Scope 1 (emissions from owned or controlled sources), Scope 2 (emissions from leased offices, distribution center and retail stores) and Scope 3 (emissions from our other activities) and intend to file science-based targets to hold ourselves accountable. We also finalized our raw materials lifecycle assessment allowing our brands to use more preferred materials, ultimately leading to some exciting brand launches including UGG Plant Power, TEVA Strap into Freedom, and Sanuk Sustainasole.

Below are some climate and clean energy focuses and commitments:

Engaged climate experts to conduct carbon accounting of Scope 1, 2, and 3 and anticipate filing science-based targets in fiscal year 2022, ahead of target.	Committed to restoring 200,000 acres of land in fiscal year 2021 and 1,000,000 acres of land by 2025 through regenerative farming practices with the Savory Institute.	Finalized raw material lifecycle assessment of: footwear, footwear packaging raw material, apparel, accessories and home.

Committed to finding lasting solutions for product end-of-life. Partnered with Terracycle for Teva footwear sandal recycling and a refurbishment partner for UGG to extend the life Classic Boots.	Monitored Tier 1 and Tier 2 partners and saw reduced energy consumption among those monitored.	Corporate headquarters to use 100% renewable energy by fiscal year 2022.

Our fiscal year 2021 Corporate Responsibility Report, which will be published later on this year under the “Responsibility” tab of our website located at www.deckers.com, will provide more information regarding our ESG achievements during fiscal year 2021. We believe that the progress of our corporate responsibility efforts is served by disclosing goals and relevant metrics and, to that end, we have aligned the reporting standards included in our Corporate Responsibility Report with the Financial Stability Board’s Task Force on Climate-Related Financial Disclosures (commonly referred to as TCFD), Global Reporting Initiative’s (commonly referred to as GRI) Core Standards, and Sustainability Accounting Standards Board’s (commonly referred to as SASB) Consumer Goods Standards. The content of our Corporate Responsibility Report is not incorporated by reference into this Annual Report or in any other report or document we file with the SEC.

EXECUTIVE OFFICERS

Each of our executive officers serves at the discretion of our Board. Important summary information about our current executive officers is set forth in the table below, followed by certain biographical information about each officer.

EXECUTIVE OFFICER	AGE	POSITION

Dave Powers	55	Chief Executive Officer, President and Director
Steven J. Fasching	53	Chief Financial Officer
David E. Lafitte	57	Chief Operating Officer
Stefano Caroti	58	President of Omni-Channel
Andrea O'Donnell	52	President of Fashion Lifestyle
Wendy Yang	57	President of Performance Lifestyle
Thomas Garcia	48	Chief Administrative Officer

DAVE POWERS
Age: 55
Position: Chief Executive Officer, President and Director

Mr. Powers was appointed as our Chief Executive Officer in June 2016 and joined our Board at that time. Mr. Powers joined our Company as President of Direct-to-Consumer in August 2012. He was appointed President of Omni-Channel in January 2014 and was appointed President in March 2015. Mr. Powers has over 20 years of experience in merchandising, product and marketing development, and leading global direct-to-consumer operations and wholesale businesses. Prior to joining us, Mr. Powers served four years as vice president of global direct-to-consumer at Converse Inc., where he oversaw owned and distributor direct-to-consumer as part of the Nike, Inc. retail leadership team. Mr. Powers also held several executive leadership roles at The Timberland Company, including worldwide general merchandising manager and senior director European retail, where he led worldwide retail merchandising, marketing, visual and store design, and oversaw European retail operations. Prior to this, Mr. Powers spent 10 years at Gap Inc., where he held multiple senior management titles, including global divisional merchandise manager for the boy’s division. Mr. Powers graduated cum laude from Northeastern University with a B.S. in Marketing.

STEVEN J. FASCHING
Age: 53
Position: Chief Financial Officer

Mr. Fasching was appointed as our Chief Financial Officer in June 2018 and served as our Senior Vice President, Corporate Strategy, Planning & Investor Relations since February 2018. Mr. Fasching previously served as our Vice President, Strategy & Investor Relations from January 2016 to February 2018, and as Vice President, Strategic Financial Planning from August 2011 to January 2016. Mr. Fasching has over 28 years of experience in long-term financial and strategic planning and creating and leading the analytical engine of multi-billion dollar organizations. Immediately prior to joining our Company, Mr. Fasching served for five years as the director of finance and assistant controller of Princess Cruise Lines, Ltd., a cruise line owned by Carnival Corporation, where he had been promoted through a number of finance-related positions since September 1990, including director of financial planning, among others. Mr. Fasching received a B.S. degree in Business Administration from Pepperdine University and an M.B.A. from The Anderson School of Management at UCLA. He also completed The Executive Program for Prospective CFOs through the University of Chicago Booth School of Business.

DAVID E. LAFITTE
Age: 57
Position: Chief Operating Officer

Mr. Lafitte was appointed as our Chief Operating Officer in February 2015. From 2012 to January 2015, he was outside general counsel for our Company. Prior to joining our Company, Mr. Lafitte was a shareholder with the law firm Stradling Yocca Carlson & Rauth, P.C., where he was a member of the firm’s board of directors and executive committee, and had been advising our Company since 2006. He received a B.A. from the University of Colorado and a J.D. from Tulane University.

STEFANO CAROTI
Age: 58
Position: President of Omni-Channel

Mr. Caroti was appointed as our President of Omni-Channel in November 2015. He has over 31 years of industry experience in general management, sales, retail, product, marketing, business strategy and brand management. Prior to joining our Company, Mr. Caroti was the chief commercial officer and managing director at PUMA, from August 2008 to December 2014, where he was responsible for PUMA’s global wholesale, retail and e-commerce divisions and PUMA’s geographic operating regions. He held a number of senior executive positions at Nike, Inc. in general management, sales, product and marketing, and during his term as vice president of EMEA commerce, he was responsible for the entire wholesale, retail and e-commerce business in the EMEA region. He received a B.A. with honors from Middlebury College.

ANDREA O'DONNELL
Age: 52
Position: President of Fashion Lifestyle

Ms. O’Donnell was appointed as our President of Fashion Lifestyle in April 2016. Ms. O’Donnell has over 21 years of experience in the retail industry and is well versed in operating in complex international markets. She has a background in strategic planning, merchandising and marketing, as well as experience in emerging markets and customer relationship management. Over the course of her career, she has held leadership positions with prominent international retailers. Ms. O’Donnell was with DFS Group Limited prior to joining our Company, where she served as president of global merchandising. From 2012 to 2014, she was with Lane Crawford, where she was responsible for merchandising, marketing, CRM and store planning across the Asia Pacific Region. She was the commercial director at John Lewis from April 2004 to August 2012, responsible for online sales and strategy for Omni-Channel. She was the merchandising planning director at Hacket London from September 2002 to April 2004, and prior to that was head of merchandising planning at Jaeger and Debenhams. She received an Executive M.B.A. from the London School of Business.

WENDY YANG
Age: 57
Position: President of Performance Lifestyle

Ms. Yang was appointed as our President of Performance Lifestyle in February 2016. She joined our Company in April 2015. She has over 20 years of industry experience in building out footwear categories and brands, with a strong background in both Lifestyle and Active segments. Working in large, multi-brand companies, Ms. Yang fostered collaborations across brands. She has held product and marketing leadership positions at New Balance Athletic Shoe, Stride Rite Corporation, The Timberland Company, Tommy Hilfiger Footwear and Reebok International Limited. Ms. Yang earned her B.A. in Managerial Studies from Rice University and M.B.A. in Marketing from the Kellogg School of Management at Northwestern University. In addition, she was a professional tennis player for three years, achieving world ranking status through participation in tournaments, including Wimbledon, The French Open, and The Australian Open.

THOMAS GARCIA
Age: 48
Position: Chief Administrative Officer

Mr. Garcia joined our Company in 2009. In his current position as Chief Administrative Officer he oversees Legal, ESG, Strategy and Communications. He was promoted to his position in 2021 after spending more than 12 years in multiple roles including SVP, Senior Counsel, and Compliance Officer. From 2003 to 2009, Mr. Garcia was assistant general counsel at Mentor Corporation, a medical device company acquired by Johnson & Johnson. Previously, he was an associate attorney at the law firms of Hatch and Parent, as well as Buchanan Ingersoll. Mr. Garcia earned his B.S. in Biology from Lehigh University, Masters in Public Health from The University of Massachusetts at Amherst, and J.D. from The George Washington University Law School.

COMPENSATION DISCUSSION AND ANALYSIS

In this section we discuss the compensation program applicable to our Named Executive Officers, or NEOs. This discussion is divided into the following parts:

EXECUTIVE SUMMARY
COMPENSATION PHILOSOPHY AND OBJECTIVES
COMPENSATION CONSULTANT AND PEER GROUP
ELEMENTS OF FISCAL YEAR 2021 EXECUTIVE COMPENSATION PROGRAM
OTHER COMPENSATION CONSIDERATIONS

Please also review the Summary Compensation Table, and the additional compensation tables and related footnotes that follow this section, as they provide information critical to an understanding of our executive compensation program.

EXECUTIVE SUMMARY

Named Executive Officers
The following table sets forth our NEOs in fiscal year 2021, the current positions they hold and the dates they were appointed to those positions:

NAMED EXECUTIVE OFFICER	CURRENT POSITION AND DATE APPOINTED

Dave Powers	• Chief Executive Officer and Director - June 2016 • President - March 2015
Steven J. Fasching	• Chief Financial Officer - July 2018
David E. Lafitte	• Chief Operating Officer - February 2015
Stefano Caroti	• President of Omni-Channel - November 2015
Andrea O'Donnell	• President of Fashion Lifestyle - April 2016
Fiscal Year 2021 Financial and Operational Highlights:
We delivered strong results in fiscal year 2021 from both financial and operational perspectives, including the following:
•Total revenue growth of 19.4%, representing an increase of $413 million as compared to the prior year;
•Major contributions from various brands including incremental growth of $219 million and $196 million from the HOKA ONE ONE brand and the UGG brand, respectively;
•Global direct-to-consumer drove the majority of growth, adding $330 million of incremental volume as compared to the prior year; and
•Increased diluted earnings per share by 39.9% to $13.47.
Our strong financial performance over the past three fiscal years is illustrated by the financial metrics in the graphs below. For each fiscal year, the information presented is for the 12-month period ended March 31.
Our performance-based compensation for fiscal year 2021 relied on some of these performance metrics to directly tie executive compensation to Company performance in furtherance of our pay for performance philosophy. For example, our Annual Cash Incentive Awards used consolidated operating income and revenue (and business unit operating income and revenue for certain executives with business unit oversight responsibilities), and our long-term incentive plan performance-based stock units, or LTIP PSU, awards used pre-tax income and revenue as the underlying performance metrics.

Consolidated Operating Income
(1)
600
500
400
300
200
$ (Millions)
327.0
338.1
504.2
03/31/19
03/31/20
03/31/21
Period Ended

Total Annual Revenue
3,000
2,500
2,000
1,500
$ (Millions)
2,020.4
2,132.7
2,545.6
03/31/19
03/31/20
03/31/21
Period Ended

(1)Amount presented for the fiscal year ended March 31, 2019 is presented on a Non-GAAP basis. Amounts for the fiscal years ended March 31, 2020 and March 31, 2021 are presented on a GAAP basis as there were no Non-GAAP adjustments. GAAP refers to generally accepted accounting principles within the United States.

Gross Margin Percentage
Percentage
51.5%
51.8%
54.0%
03/31/19
03/31/20
03/31/21
Period Ended

Our Business and Strategic Objectives
We intend to continue investing strategically in key identified areas of growth within our brand portfolio. Specifically we will invest in the following:
•The HOKA ONE ONE brand, generating increased brand awareness and supporting the brand globally as it builds market share with core running styles and expands into incremental categories of performance footwear.
•The UGG brand, focusing on growth within category extensions within its Women's product offering and through non-core styles as well as the Men's product offering. We also intend to reignite brand heat in the UGG brand's international markets through localized marketing initiatives paired with strategic distribution shifts.
•Technology and analytical tools that will enhance our capabilities as we look to support our evolving business, including opportunities to connect with consumers through digital avenues as well as expanding our e-commerce platform.
•Infrastructure required to support our key growth initiatives globally, including investment in talent to build new capabilities as well as distribution and logistical needs as our organization continues to scale in size.
We intend to closely monitor the planned investments in our business in the near term to enable the organization to weather the potential impacts from the ongoing COVID-19 pandemic and related economic pressures.
In light of these developments, our Compensation Committee, which we refer to as the Committee for purposes of this section, may re-evaluate the performance targets and/or metrics associated with executive compensation during fiscal year 2022 and exercise its discretion to effect adjustments to outstanding awards as appropriate to take into account the impact of the COVID-19 pandemic on our results of operations. Any adjustments made by the Committee would be consistent with our overall compensation philosophy, including ensuring pay-for-performance alignment and rewarding achievement of financial and strategic objectives that drive stockholder value.
Our Compensation Program Objectives
The overarching objectives of our executive compensation program are to (i) attract and retain high-quality talent; (ii) align interests of executives with stockholders; (iii) provide a significant portion of total compensation through variable, performance-based components; and (iv) offer incentives for achieving both short and long-term goals that are directly tied to the achievement of strategic objectives. As a result, the Committee seeks to design our executive compensation program in a manner that reflects direct alignment between the compensation opportunity provided to our executives and the achievement of our strategic objectives. In doing so, we routinely consider appropriate changes to our compensation program to reflect our strategic direction and the evolving needs of our business. In addition, in order to build and retain the talent necessary to achieve our strategic objectives, the Committee endeavors to develop a compensation program that is attractive and competitive in the marketplace, taking into consideration peer group and broader industry data.
When establishing our executive compensation program each year, the Committee is generally guided by the following four principles that it believes align closely with our compensation objectives:
•Pay for performance by ensuring that a significant portion of compensation is made available to our executives in the form of variable, performance-based components.

•Align interests of executives with stockholders by tying a significant portion of compensation to Company performance that creates long-term value for our stockholders and is correlated to increases in the value of our stock price.
•Attract and retain executives with the background and experience necessary to lead the organization and achieve our strategic objectives.
•Reward achievement by offering meaningful and appropriate incentives for achieving both short-term and long-term Company financial goals that have been established by the Committee that are directly tied to the achievement of strategic objectives, while potentially adjusting the required performance objectives as a result of the impacts of COVID-19 pandemic.
Consistent with our strategic objectives, when designing our executive compensation program for fiscal year 2021, the Committee focused on continuing to build and retain our executive team, while providing them with incentives to focus on our key strategic initiatives, including increased revenue, enhanced profitability, improved operating margins and the creation of long-term value for stockholders. These and other strategic considerations are clearly reflected in the design of our program, which demonstrates strong pay-for-performance alignment. In addition, these considerations resulted in a number of important changes to the program for fiscal year 2021, as described in further detail below.
Fiscal Year 2021 Executive Compensation Highlights
In fiscal year 2021, we implemented an executive compensation program that was designed to focus on our key strategic initiatives, including increased revenue, enhanced profitability, improved operating margins and the creation of long-term value for stockholders. Compensation elements under the program include the following:
•Base salaries;
•Cash incentive awards, or 2021 Cash Incentive Awards;
•Time-based restricted stock units, or 2021 Time-Based RSUs; and
•2021 LTIP PSUs.
Our fiscal year 2021 executive compensation program was similar to that of fiscal year 2020 with the exception of a few changes, which included discontinuing annual performance-based restricted stock units. This change was implemented to bring our executive compensation program closer to those of our peer group. In addition, no increases or adjustments were made to the base salaries of our NEOs during fiscal year 2021. The decision to not make adjustments to the base salaries was largely due to uncertainties related to the overall impacts of the COVID-19 pandemic on our business. These uncertainties also influenced our decision to delay the selection of performance metrics for the 2021 LTIP PSUs until February 2021, and to implement three one-year performance measurement periods for the 2021 LTIP PSUs rather than one three-year performance measurement period, which we used for LTIP awards in prior years. This change allows us to establish annual definitive targets up front for each one-year performance period, with higher targets for the following one-year performance period(s).
As a result of our strong financial and operational results in fiscal year 2021, the 2021 Cash Incentive Awards and 2019 LTIP PSUs were paid out at 200% of target.
Stockholder Feedback on Executive Compensation
We have consistently demonstrated our commitment to stockholder outreach efforts, which has resulted in meaningful, interactive dialogue with our stockholders on a number of significant topics, including our business and strategic objectives, our financial and operational performance, our capital allocation strategy, our corporate governance philosophy, and the performance of our stock.  We have also routinely solicited and incorporated stockholder feedback on the design and effectiveness of our executive compensation program.  We believe our proactive engagement and response to stockholder feedback, combined with strong pay-for-performance alignment, has resulted in overwhelming stockholder support for our executive compensation program.  Indeed, these efforts resulted in 97.5% of the votes cast being voted "for" our executive compensation program at our annual meeting of stockholders held in 2020. This extremely favorable stockholder response is consistent with the prior year.

In an effort to continue our dialogue with our stockholders in fiscal year 2021, we again reached out to key investors to solicit their feedback, in particular with respect to topics such as our corporate governance framework, executive compensation practices, and corporate responsibility and sustainability efforts. As part of these stockholder engagement efforts, we reached out to key investors holding over 52% of our shares offering to discuss their views and any concerns regarding our compensation philosophy and program, and to provide an overview of our executive compensation program. This process highlights our ongoing commitment to our stockholder engagement efforts, which has informed the evolution of our executive compensation program, including our adoption of a median pay philosophy and our focus on profitability and revenue in selecting performance metrics that align with our strategic objectives. Our fiscal year 2021 executive compensation program, as described in this section, reflects our ongoing dialogue with our stockholders.

The Committee believes that ongoing, transparent communication with our stockholders is critical to our long-term success, and that the feedback received through our stockholder engagement efforts will continue to contribute to the evolution and enhancement of our executive compensation program. The Compensation Committee considers stockholder engagement to be an important part of its decision-making process and plans to continue proactive outreach efforts going forward.

Compensation Program Highlights

The following table sets forth the key components of our executive compensation program for fiscal year 2021, and the underlying philosophy and considerations that provide the basis for our compensation decisions:

COMPENSATION HIGHLIGHTS	UNDERLYING PHILOSOPHY/ADDITIONAL CONSIDERATIONS

• Pay-for-performance alignment
• We emphasized strong pay-for-performance alignment by providing a significant portion of the overall compensation opportunity for our NEOs in the form of performance-based compensation that is at risk and directly tied to the achievement of specific Company financial and operational performance objectives.

• Our performance-based compensation is designed to align the interests of our NEOs with those of our stockholders and encourage the achievement of strategic objectives that the Committee believes are critical to our short and long-term success.

• For fiscal year 2021, only 17% of the total compensation opportunity for our President and Chief Executive Officer was fixed, while 83% of his total compensation opportunity was directly tied to the achievement of specific performance conditions and therefore at risk.

• Alignment of performance metrics with strategic objectives
• Selecting the appropriate performance metrics for our performance-based awards is critical to achieving our business and strategic objectives, motivating our executives and advancing our pay-for-performance philosophy.

• In light of our strategic focus on increased revenue, enhanced profitability, improved operating margins, and the creation of long-term stockholder value, the Committee selected (i) consolidated operating income and revenue for all NEOs (and business unit operating income and revenue targets for certain executives with business unit oversight responsibilities) as the performance metrics for our 2021 Annual Cash Incentive Awards, and (ii) both “pre-tax income” and consolidated revenue for each of fiscal years 2021, 2022 and 2023 as the annual performance metrics for our 2021 LTIP PSUs. The consolidated revenue metric used for both our 2021 Annual Cash Incentive Awards and our 2021 LTIP PSUs reflects our continued focus on top line growth.

• Limited overlap in performance conditions
• Our performance metrics involve multiple performance conditions over multiple time periods to ensure our compensation program encourages healthy and sustained growth across our business, while eliminating excessive overlap between the goals. For fiscal year 2021, these metrics focused on a combination of revenue, income and margins.

• This approach further mitigates against risk associated with our compensation program as it de-emphasizes the impact of any one performance metric.

• Adoption of a "median" pay philosophy
• Consistent with our prior disclosures, we have actively reformulated our executive compensation program to benchmark the target total compensation opportunity for our NEOs at the median compared to our peer group.

• In adopting this philosophy, the Committee carefully considered a number of factors, including specific feedback received from our stockholders during our stockholder engagement efforts in prior years.

• Use of PSUs for LTIP awards
• LTIP awards were designed to align the interests of our executives with those of our stockholders by focusing performance conditions on both profitability and revenue and issuing awards that increase in value if and as our stock price increases.

• Vesting is based on the achievement of profitability and revenue-based metrics, in each year during a three-year period, that align closely with our strategic objectives.

• 100% of the equity awards granted during fiscal year 2021 were subject to long-term vesting in order to promote retention of our executives.

• The vesting of each LTIP award is also subject to adjustment based upon the application of a TSR modifier, thereby correlating the vesting of the award to total and relative stockholder returns.

• Appropriate mix of equity awards with focus on performance-based vesting
• We issued equity awards with a target of 60% of such awards vesting based on the achievement of Company performance conditions to ensure alignment with our pay-for-performance philosophy, and a target of 40% of such awards vesting based on the achievement of long-term, time-based vesting targets to attract and retain executives.

• Continued focus on executive retention
• While we seek to develop our executive compensation program so that it closely aligns with our pay-for-performance philosophy and rewards achievement of performance goals, this objective must complement other critical objectives, including the retention of executives.

• For fiscal year 2021, we again granted a portion of equity awards (targeted at 40%) that vest solely based on the achievement of time-based targets, which promote executive retention because they vest over a long-term service period.

• Consistent with its historical practice, the Committee expects a majority of equity awards to continue to have performance-based vesting conditions.

• Consideration of peer group data and the advice of our independent compensation consultant in setting executive compensation
• We generally use peer group compensation data as an initial starting point and guidepost in making compensation decisions for our executives, with respect to the aggregate compensation opportunity, as well as each element of compensation. We also evaluate and consider broader industry data.

• We work closely with our independent compensation consultant, which provides us with information on competitive pay practices and trends in our industry and makes recommendations regarding the design and structure of our compensation program, as well as the formulation of our peer group, which we reassess annually. The information and guidance provided by our independent compensation consultant is consistent with our median pay philosophy.

COMPENSATION PHILOSOPHY AND OBJECTIVES

Compensation Program Objectives
Pursuant to its charter, the Committee has overall responsibility for developing the compensation philosophy and objectives applicable to our executive leadership team, and approving our executive compensation program and policies. The overarching objectives of our executive compensation program are to (i) provide a significant portion of total compensation through variable, performance-based components; (ii) align interests of executives with stockholders; (iii) offer incentives for achieving both short and long-term goals that are directly tied to the achievement of strategic objectives; and (iv) attract and retain high quality talent. As a result, the Committee seeks to design our executive compensation program in a manner that achieves strong alignment between the compensation opportunity provided to our executives and the achievement of our strategic objectives. In so doing, we routinely consider appropriate changes to our compensation program to reflect changes in our strategic direction and the evolving needs of our business. In addition, in order to build and retain the leadership team necessary to achieve our strategic objectives, the Committee endeavors to develop a compensation program that is attractive and competitive in the marketplace, taking into consideration peer group data.
Compensation Philosophy
When establishing our executive compensation program each year, the Committee is generally guided by the following four principles that it believes align closely with our compensation objectives:

PAY FOR PERFORMANCE	ALIGN INTERESTS WITH STOCKHOLDERS
• Offer a significant portion of the compensation opportunity made available to our executives in the form of variable, performance-based components.

• Ensure performance-based compensation is directly tied to the achievement of Company financial, operational and strategic goals that the Committee believes are important for our short and long-term success.

• Align the interests of our executives with those of our stockholders by tying a significant portion of the compensation opportunity to financial and operational performance that the Committee believes will result in the creation of long-term stockholder value.

• Ensure that a significant portion of the compensation opportunity is directly tied to total and relative stockholder return.

REWARD ACHIEVEMENT	ATTRACT AND RETAIN EXECUTIVES
• Offer meaningful and appropriate incentives for achieving both short-term and long-term Company financial and operational goals that have been established by the Committee that are directly tied to the achievement of strategic objectives.

• Ensure that the financial goals are appropriate for each executive given their respective titles, scope of responsibilities, and ability to impact results.

• Attract key executives with the proper background and experience necessary to lead our Company and provide us the best opportunity to achieve our business and strategic objectives.

• Retain our key executives by offering compensation that is attractive and competitive in the marketplace, taking into consideration peer group and broader industry data.

Pay-for-Performance Philosophy

Our pay-for-performance philosophy demands that we offer performance-based compensation that is directly linked to factors that the Committee believes will lead to the creation of stockholder value. Specifically, we pay for performance by tying a significant portion of our executive compensation opportunity to the achievement of pre-established performance metrics that are reflective of our business and strategic objectives, as well as to increases in our stock price.  The Committee believes that choosing the right performance metrics is critical to our ability to properly motivate our executives and advance our pay-for-performance philosophy. In particular, this requires that the performance metrics be reconsidered each year as our business and strategic objectives evolve to ensure they provide the appropriate barometer of our growth and success, and motivate the achievement of our objectives in line with how we currently view the business.

To this end, for our 2021 Annual Cash Incentive Awards, the Committee chose consolidated operating income and revenue for all NEOs (and business unit operating income and revenue targets for certain executives with business unit oversight responsibilities) as the performance metrics given our strategic focus on increased profitability and improved margins. For our 2021 LTIP PSUs, the Committee established "pre-tax income" and consolidated revenue as the performance metrics for each of fiscal years 2021, 2022 and 2023, given our focus on long-term profitability and total revenue. In addition, the Committee will apply a total shareholder return, or TSR, modifier, to adjust the vesting of the 2021 LTIP PSUs following a determination that the performance metrics have been achieved to ensure we take into account our stock performance on both an absolute and relative basis. Furthermore, the 2021 LTIP PSUs are equity-based awards, the values of which are directly correlated to our stock price.

Performance targets and/or metrics associated with executive compensation during fiscal year 2022, may be reevaluated by our Committee, in light of the ongoing uncertainties related to the overall impact of the COVID-19 pandemic on our business. Our Committee may exercise its discretion to effect adjustments to outstanding awards as appropriate and any such adjustments made by the Committee would be consistent with our overall compensation philosophy, including ensuring pay-for-performance alignment and rewarding achievement of financial and strategic objectives that drive stockholder value.

As a result of our strong commitment to our pay-for-performance philosophy, a substantial portion of our executives’ compensation opportunity is performance-based and it is not guaranteed that it will be earned.  While we offer certain standard compensation elements that provide guaranteed payments, including base salary and limited employee benefits, our executive compensation mix is heavily weighted toward performance-based compensation, which significantly limits the amount of guaranteed pay. In reviewing our adherence to our executive compensation philosophy, the Committee annually reviews both the amount of, and the mix between, guaranteed pay and at-risk pay and seeks to establish appropriate performance targets for the at-risk pay so as to ensure our performance targets align with our business and strategic objectives, are appropriately challenging to achieve, and mitigate our overall compensation-related risk.

As an example, for fiscal year 2021, guaranteed pay for our Chief Executive Officer (reflecting the value of base salary and limited employee benefits) represented only 17% of his targeted compensation opportunity for the year, while at-risk pay represented 83% of his targeted compensation. Of the 83% that reflects at-risk pay, 58% was provided through performance-based awards (reflecting the targeted value of the 2021 Annual Cash Incentive Awards and 2021 LTIP PSUs) that only vest upon the achievement of pre-established Company performance metrics, while 25% was provided through time-based awards (reflecting the targeted value of the 2021 Time-Based RSUs) that only vest upon the achievement of long-term time-based vesting targets. The Committee considers the 2021 Time-Based RSUs to be at-risk pay given that the vesting of the awards is conditioned upon continued employment over an extended period of time and the value of the awards is subject to fluctuation based on our stock price.  We believe the significant focus on performance-based awards, including the relative weighting of the various compensation elements provided to our executives, reflects our strong pay-for-performance alignment. The elements of our executive compensation program are established taking into consideration the advice of our independent compensation consultant, which provides us with peer group data regarding competitive pay practices and trends in our industry, as well as the views of the Committee, which is comprised solely of independent directors.

The graphic below illustrates the amount of targeted at-risk pay vs. guaranteed pay for our Chief Executive Officer for fiscal year 2021 and the breakdown of the various components of the compensation program on a percentage basis.

Fiscal Year 2021 CEO Target Total Compensation

Guaranteed 17%
At Risk 83%

Fiscal Year 2021 CEO At-Risk Compensation

2021 Annual Cash Incentive Awards, 25%
2021 LTIP PSUs, 45%
2021 Time-Based RSUs, 30%

Fiscal Year 2021 CEO Guaranteed Compensation

Benefits 1%
Base Salary 99%

Governance Practices that Support our Compensation Philosophy

Our executive compensation program has significant governance components that we believe support and strengthen our compensation philosophy and reduce compensation-related risk, including those summarized in the following table:

GOVERNANCE PRACTICE	WHAT WE DO ☑

Independent Directors	• All of the members of our Board, other than our President and Chief Executive Officer, are independent directors under applicable SEC and NYSE rules.
Independent Compensation Committee	• The Committee consists entirely of independent directors who meet the independence standards set forth in applicable SEC and NYSE rules.
Independent Compensation Consultant
• The Committee has retained, and routinely consults with, an independent compensation consultant who assists the Committee in gathering competitive pay data, selecting our peer group, and structuring our executive compensation program. The decision to engage the consultant was made solely by the Committee and the consultant reports directly to the Committee.

Compensation Risk Assessment	• The Committee performs an annual review of the risks related to our compensation practices. See the section of this Proxy Statement titled "Compensation Risk Assessment" for additional information.
Frequency of "Say-on-Pay" Vote	• We ask our stockholders to provide an advisory vote on our pay practices on an annual basis, and the Committee considers the outcome of the vote when establishing our executive compensation program.
Stock Ownership Guidelines
• We have adopted stock ownership guidelines for our executive officers and directors, which are reviewed annually. See the section of this Proxy Statement titled "Stock Ownership Guidelines" for additional information.

Clawback Policy
• We have voluntarily adopted a Clawback Policy related to our cash and equity incentive awards, which we believe reinforces our pay-for performance philosophy and contributes to a Company culture that emphasizes integrity and accountability in financial reporting. See the section of this Proxy Statement titled "Clawback Policy" for additional information.

Equity Award Vesting Provisions	• Our equity awards are subject to "double-trigger" vesting upon a change in control.
No Tax Gross Ups	• Our change in control and severance agreements do not contain provisions allowing for excise tax gross up payments.
No Repricing of Awards	• Our 2015 Stock Incentive Plan, or 2015 Plan, explicitly prohibits the repricing of equity awards.
No Hedging and Pledging	• We have adopted governance policies that specifically prohibit hedging or pledging our shares, and other similar practices.
No Dividends on Unvested Equity Awards	• Our equity award agreements do not provide for the payment of dividends on unvested equity awards.

COMPENSATION CONSULTANT AND PEER GROUP

Compensation Consultant
The Committee receives assessments and advice regarding our compensation practices and philosophy from its independent compensation consultant, FW Cook. FW Cook provides information on competitive pay practices and trends in our industry, and makes recommendations regarding the formulation of our Peer Group (as defined below), as well as the design and structure of our compensation program. The Committee meets regularly with FW Cook throughout the year, carefully reviews and assesses the materials provided by FW Cook, and engages in thorough deliberations with FW Cook and management regarding our executive compensation program and potential changes.
While our Company is not obligated to retain an independent compensation consultant, the Committee believes that the use of an independent consultant provides additional assurance that our executive compensation program is attractive and competitive in the marketplace, consistent with market conditions, aligned with our business and strategic objectives, and reflective of our compensation philosophy.
In accordance with applicable SEC rules, the Committee took certain factors into consideration when selecting FW Cook, which it believes may affect the independence of a compensation consultant. In particular, at a meeting of the Committee, the Committee discussed:
•whether any other services had been or were being provided by FW Cook to our Company;
•the amount of fees paid by our Company to FW Cook as a percent of FW Cook’s total revenues;
•FW Cook’s policies and procedures designed to prevent conflicts, a copy of which was provided to the Committee prior to the meeting;
•FW Cook’s ownership of our common stock (if any); and
•any business or personal relationships between FW Cook and any Committee members or any of our executive officers.
Furthermore, FW Cook does not provide any additional services to us or our management, other than the services that are provided to the Committee in FW Cook’s capacity as our compensation consultant. Following the consideration of these factors, and such additional factors as the Committee deemed appropriate under the circumstances, the Committee made an affirmative determination that FW Cook is independent and unanimously approved the engagement of FW Cook.
The decision to engage FW Cook was made by the Committee, and FW Cook reports directly to the Committee. While members of our management regularly communicate with representatives of FW Cook, our management did not recommend the engagement of FW Cook in any capacity for fiscal year 2021 (or in any prior year) and does not direct or oversee the retention, termination or scope of services of FW Cook with respect to our executive compensation program.
Peer Group
In making compensation decisions for fiscal year 2021, the Committee compared the aggregate compensation opportunity, as well as each element of compensation, against a peer group of publicly traded footwear, apparel, accessories and lifestyle brand companies that is recommended by FW Cook and approved by the Committee. We collectively refer to these companies as our Peer Group. Our Peer Group is generally comprised of companies against which we compete for executive talent and stockholder investment, are in related businesses or industries, and are otherwise similar to us based on a number of characteristics as discussed below. Our Peer Group is reviewed at least annually by the Committee with support from FW Cook. While no single company in our Peer Group reflects all of our Company's characteristics, taken together the Committee believes that this list offers strong comparative analogs to our overall business model and brand portfolio, at the time the compensation decisions were made.
For fiscal year 2021, our Board approved our Peer Group below. Our Peer Group consists of the following 19 companies:

PEER GROUP FOR FISCAL YEAR 2021

• Carter's, Inc.	• Express, Inc.	• Lululemon Athletica, Inc.	• Tapestry, Inc.
• Caleres, Inc.	• Fossil Group, Inc.	• Oxford Industries, Inc.	• The Children's Place, Inc.
• Columbia Sportswear Company	• G-III Apparel Group, Ltd.	• Restoration Hardware Holdings, Inc.	• Under Armour Inc.
• Crocs, Inc.	• Genesco, Inc.	• Skechers U.S.A., Inc.	• Wolverine World Wide, Inc.
• DSW Inc.	• Guess, Inc.	• Steve Madden, Ltd.

Peer Group Characteristics
The Committee considers a variety of characteristics when it selects the companies which comprise our Peer Group, including the characteristics set forth in the chart below.
Use of Peer Group in Setting Executive Compensation in Fiscal Year 2021

As part of its efforts to ensure that our executive compensation program is attractive and competitive in the marketplace, the Committee regularly reviews compensation data from our Peer Group provided by FW Cook. In addition, in order to gain a broader perspective on overall market trends and practices, the Committee regularly reviews data from broader-based compensation surveys. Our Peer Group compensation data is generally used as an initial starting point and guidepost in making compensation decisions for our executives, including with respect to both the target level of compensation and the overall structure of our executive compensation program.

For comparison purposes, FW Cook typically presents Peer Group data on both individual executive pay levels and program structure. With respect to individual pay levels, FW Cook provides data on the total compensation opportunity for each executive, as well as for each individual element of compensation. In setting the target compensation opportunity for fiscal year 2021, the Committee was committed to its adoption of a median pay philosophy, pursuant to which it was focused on benchmarking our executives’ target compensation opportunity to the 50th percentile compared to our Peer Group, subject to the discretion retained by the Committee to make adjustments as it deems appropriate. Individual elements of compensation are generally targeted to the 50th percentile as a starting point, although the focus of the median pay philosophy is the total compensation opportunity.

While our Peer Group compensation data is a significant factor in the Committee’s evaluation of compensation decisions, it also considers a variety of additional factors, including complexity and size of the business, the tenure, experience, and level of responsibility of each executive, recent and projected Company performance, recent individual performance, and general industry practices and economic conditions.

ELEMENTS OF FISCAL YEAR 2021 EXECUTIVE COMPENSATION PROGRAM

The following table provides summary information regarding the key elements of our fiscal year 2021 executive compensation program:

COMPENSATION ELEMENT	GUARANTEED V. AT-RISK	PERFORMANCE-BASED V. TIME-BASED	CASH V. EQUITY

Base Salary	Guaranteed	Not Applicable	Cash
2021 Annual Cash Incentive Awards	At-Risk	Performance-Based (Short-Term Criteria)	Cash
2021 Time-Based RSUs	At-Risk	Time-Based (Long-Term Vesting)	Target at 40% of Equity Compensation
2021 LTIP PSUs	At-Risk	Performance-Based (Long-Term Criteria and Vesting)	Target at 60% of Equity Compensation
Employee Benefits	Guaranteed	Not Applicable	Other
Severance and Change in Control	At-Risk	Not Applicable	Cash/Equity/Other

Base Salary

The following table provides information regarding the base salaries paid to our NEOs during fiscal year 2021:

COMPENSATION ELEMENT BASE SALARY
Compensation	Considerations	Performance Conditions
• Guaranteed • Cash
• Provides a minimum level of guaranteed cash compensation necessary to attract and retain executives.

• Balance the level of fixed pay with at-risk pay to properly manage our compensation-related risk.

• No specific vesting conditions associated with payment.

• Salary reviewed and set annually based on a number of factors, including tenure, experience, scope of responsibilities, individual and Company performance, and our Peer Group data.

NAME	BASE SALARY

Dave Powers	$1,100,000
Steven J. Fasching (1)	$600,000
David E. Lafitte (2)	$700,000
Stefano Caroti (3)	$650,000
Andrea O'Donnell (4)	$625,000

(1)As of July 1, 2021 Steve Fasching's base salary was $630,000.
(2)As of July 1, 2021 David E. Lafitte's base salary was $735,000.
(3)As of July 1, 2021 Stefano Caroti's base salary was $700,000.
(4)As of July 1, 2021 Andrea O'Donnell's base salary was $675,000.

2021 Annual Cash Incentive Awards

The following table provides information regarding the 2021 Annual Cash Incentive Awards granted to our NEOs during fiscal year 2021:

COMPENSATION ELEMENT 2021 ANNUAL CASH INCENTIVE AWARDS
Compensation	Description	Performance Conditions/ Vesting Provisions	Pay-for-Performance
• At-Risk • Performance-Based (Short-Term) • Cash
• Short-term Company performance conditions based on Committee-approved annual metrics derived from our annual and long-range business and strategic plan.

• Pay based on achievement of threshold, target and maximum Company financial performance levels to reward achievement and strike appropriate balance between compensation incentives and risks.

• The "target" performance condition level is typically in line with the level of Company performance projected for each metric.

• All NEOs have revenue based performance metrics to reflect a continued focus on profitability and top line growth.

• Target bonus set as percentage of base salary.

• Actual bonus payout is based on achievement of fiscal year 2021 consolidated operating income and consolidated revenue targets for all NEOs (and business unit operating income and revenue targets for certain executives with business unit oversight responsibilities).

• For those executives with multiple components, the Committee assigned relative weighting to each component, which is expressed as a percentage of the targeted cash incentive amount.

• For threshold performance, 50% of the cash incentive relevant to that component would be earned. For target performance, 100% of the cash incentive relevant to that component would be earned. For maximum performance, 200% of the cash incentive relevant to that component would be earned.

• Achievement below threshold levels results in no payout.

• When determining Company achievement relative to the performance targets, the Committee relied upon our fiscal year 2021 audited financial statements.

• Fiscal year 2021 consolidated operating income, consolidated revenue Global Omni-Channel operating income, Global Omni-Channel revenue metrics. Fashion Lifestyle operating income and Fashion Lifestyle revenue metrics were all achieved above the maximum levels based on Company performance.

• Cash incentive payments were made at the maximum for all NEOs, as set forth in detail below.

Target Cash Incentive Amount

The Committee establishes a target amount of annual cash incentive compensation for each NEO, which is expressed as a percentage of base salary. The percentage is determined by the Committee by reference to a number of factors, scope of responsibilities, our recent and projected financial performance, and a review of our Peer Group data. Further, the target cash incentive amount is prorated to reflect any base salary adjustments throughout the full fiscal year so that the target amount reflects actual base salary earnings.
Performance Targets
The following table summarizes the performance conditions for the 2021 Annual Cash Incentive Awards, the relative weighting of each performance condition for each NEO, our Company's performance in light of the targets and the actual payout percentage for each component:

COMPONENT	RELATIVE WEIGHT FOR EACH NEO	THRESHOLD PERFORMANCE	TARGET PERFORMANCE	MAXIMUM PERFORMANCE	PERFORMANCE AND PAYOUT

Consolidated Operating Income	• 70% for Messrs. Powers, Fasching and Lafitte • 30% for Mr. Caroti and Ms. O’Donnell	• $243.0 million	• $285.9 million	• $371.6 million	• $504.2 million, resulting in a payout of 200%
Consolidated Revenue	• 30% for Messrs. Powers, Fasching and Lafitte	• $1,932.0 million	• $2,100.0 million	• $2,310.0 million	• $2,545.6 million, resulting in a payout of 200%
Business Unit Operating Income	• 40% for Mr. Caroti (Global Omni-Channel)	• $469.1 million	• $510.0 million	• $637.5 million	• $686.1 million, resulting in a payout of 200%
	• 40% for Ms. O’Donnell (Fashion Lifestyle)	• $406.7 million	• $451.9 million	• $542.3 million	• $636.4 million, resulting in a payout of 200%
Business Unit Revenue	• 30% for Mr. Caroti (Global Omni-Channel)	• $1,740.2 million	• $1,851.3 million	• $2,129.0 million	• $2,242.3 million, resulting in a payout of 200%
	• 30% for Ms. O’Donnell (Fashion Lifestyle)	• $1,374.4 million	• $1,446.7 million	• $1,663.7 million	• $1,793.3 million, resulting in a payout of 200%

Calculation of Payout of 2021 Annual Cash Incentive Awards

The amount of cash incentive compensation actually earned by each NEO with respect to the 2021 Annual Cash Incentive Awards is calculated by multiplying the target cash incentive amount by the percentage of target earned for each relevant component, and then multiplying the amount by the relative weighting of each component, as illustrated in the table below:

NAME	TARGET PERCENTAGE OF SALARY	COMPONENT	TARGET CASH INCENTIVE AMOUNT	PERCENTAGE OF TARGET EARNED FOR COMPONENT	RELATIVE WEIGHT OF COMPONENT	PAYOUT FOR EACH COMPONENT	TOTAL PAYOUT

Dave Powers	125%	Consolidated Operating Income	$962,500	200%	70%	$1,925,000	$2,750,000
		Consolidated Revenue	$412,500	200%	30%	$825,000
Steven J. Fasching	75%	Consolidated Operating Income	$315,000	200%	70%	$630,000	$900,000
		Consolidated Revenue	$135,000	200%	30%	$270,000
David E. Lafitte	75%	Consolidated Operating Income	$367,500	200%	70%	$735,000	$1,050,000
		Consolidated Revenue	$157,500	200%	30%	$315,000
Stefano Caroti	75%	Consolidated Operating Income	$146,250	200%	30%	$292,500	$975,000
		Global Omni-Channel Operating Income	$195,000	200%	40%	$390,000
		Global Omni-Channel Revenue	$146,250	200%	30%	$292,500
Andrea O'Donnell	75%	Consolidated Operating Income	$140,625	200%	30%	$281,250	$937,500
		Fashion Lifestyle Operating Income	$187,500	200%	40%	$375,000
		Fashion Lifestyle Revenue	$140,625	200%	30%	$281,250

2021 Time-Based Restricted Stock Units

The following table provides information regarding the 2021 Time-Based RSUs granted to our NEOs during fiscal year 2021:

COMPENSATION ELEMENT 2021 TIME-BASED RSUs
Compensation	Description	Performance Criteria/ Vesting Provisions	Pay-for-Performance
• At-Risk • Time-Based (Long-Term) • Targeted at 40% of Equity Compensation	• Balance the level of performance-based pay with time-based pay to properly manage our compensation-related risk. • Primarily used for retention of our executives. • Customary among our Peer Group.	• Awards vest based on continued employment in three equal installments over three years commencing August 15, 2021.
• Each of our NEOs were granted 2021 Time-Based RSUs in an amount equal to a targeted value of 40% of their total equity compensation for fiscal year 2021.

• The value of these awards increases over time as the value of our stock price increases.

2021 Long-Term Incentive Plan Performance-Based Stock Units
The following table provides information regarding the 2021 LTIP PSUs granted to our NEOs during fiscal year 2021:

COMPENSATION ELEMENT 2021 LTIP PSUs
Compensation	Description	Performance Conditions/ Vesting Provisions	Pay-for-Performance
• At-Risk • Performance-Based (Long-Term) • Targeted at 60% of Equity Compensation
• Vesting of awards dependent on achievement of profitability and consolidated revenue targets, which are consistent with achievement of our strategic objectives.

• Company performance condition is based on Committee-approved metrics derived from our long-range business and strategic plan.

• Pre-tax income and revenue support our focus on profitability and consolidated revenue as key strategic initiatives and align executives’ interests with the execution of our long-range plan.

• 50% of each award will vest subject to the achievement of a pre-established annual pre-tax income targets measured in fiscal years 2021, 2022 and 2023, based on our three-year long range plan. While we measure performance annually over the three-year period, the goals for each fiscal year are established upfront on the grant date of the award.

• 50% of each award will vest subject to the achievement of a pre-established annual consolidated revenue target measured in fiscal years 2021, 2022 and 2023, based on our three-year long range plan. While we measure performance annually over the three-year period, the goals for each fiscal year are established upfront on the grant date of the award.

• No vesting of any portion of the award will occur if the Company fails to achieve revenue and pre-tax income thresholds. To the extent Company financial performance is achieved above the threshold, the number of PSUs that will vest from the threshold to the target, and then from the target to the maximum, will increase as determined by linear interpolation.

• To the extent Company performance is achieved above the threshold level for each of the performance metrics (pre-tax income and consolidated revenue), the number of PSUs that will vest will be increased, provided that the maximum number of PSUs that may vest with respect to a particular award will not exceed 200% of the targeted amount for that award regardless of the level of Company performance.
• The executive must provide continued service through March 31, 2023.
• Following a determination that the performance metrics have been achieved, the vesting of the awards will be subject to adjustment based upon the application of a TSR modifier, thereby correlating the vesting of the awards to total and relative stockholder returns over the full-three year performance period.
• When determining Company achievement relative to the annual performance targets, the Committee will rely upon our fiscal year 2021, 2022 and 2023 audited financial statements, as may be adjusted by the Committee for certain non-recurring items.

• We may reevaluate the performance targets and/or metrics and exercise reasonable discretion to effect objectively determinable adjustments as appropriate to take into account the impact of COVID-19.

• As further described below, the number of shares that are subject to vesting under the awards will be further adjusted based on the TSR generated by our Company relative to our peer group to ensure we take into account our performance on both an absolute and relative basis.

TSR Modifier

The 2021 LTIP PSU awards earned are subject to adjustment based on a TSR modifier. The amount of the adjustment will be determined based upon a comparison of Company TSR relative to the TSR of a pre-determined set of peer group companies, or TSR Peer Group, for the 36-month performance period commencing on April 1, 2020 and ending on March 31, 2023. For purposes of the 2021 LTIP PSUs, the TSR Peer Group used is the same as the Peer Group, but also includes three additional competitive companies in similar industries. Depending on Company TSR relative to the TSR of the TSR Peer Group, the number of RSUs that will be subject to vesting pursuant to each 2021 LTIP PSU will be modified as follows with straight line interpolation between the percentiles:

Company TSR Relative to Peer Group TSR (Percentile)	TSR Modifier (Multiplier)

≥75th	125%
55th	100% (no modification)
≤25th	75%

Notwithstanding the foregoing, in the event that Company TSR is greater than or equal to the 55th percentile relative to the TSR of the TSR Peer Group, but Company TSR is a negative amount, the TSR modifier will not be applied (the number of RSUs to be vested will not be increased as a result of the TSR multiplier). In addition, regardless of Company TSR relative to the TSR of the TSR Peer Group, the maximum number of RSUs that may vest pursuant to a particular 2020 LTIP PSU will not exceed 200% of the targeted amount.

The option exercises and stock award vesting for our NEOs during fiscal year 2021 for fiscal year 2017 and fiscal year 2018 long-term incentive plan non-qualified stock options, or LTIP NQSOs, and fiscal year 2019 LTIP PSUs are reflected in the table titled "Fiscal Year 2021 Option Exercises and Stock Vested."

Employee Benefits

The following table provides information regarding the key employee benefits granted or paid to our NEOs during fiscal year 2021:

COMPENSATION ELEMENT EMPLOYEE BENEFITS
Compensation	Considerations	Benefits
• Key employee benefits granted or paid	• Generally reflect benefits provided to all of our US-based full-time employees. • Provides a standard package of benefits necessary to attract and retain executives.
• 401(k) defined contribution plan.

• 401(k) plan Company match of 50% of each eligible participant's tax-deferred contributions on up to 6% of eligible compensation on a per payroll period basis, with a true-up contribution if such eligible participant is employed by our Company on the first day of the calendar year.

• Premiums for long-term disability insurance and life insurance for the benefit of the employees.

• Health and welfare benefit plans.

• Relocation expenses for new hires.

• Standard employee product discounts.

• NEOs and certain other senior executives are eligible to contribute to our Nonqualified Deferred Compensation Plan, or NQDC Plan, and our Company may choose to match any or all such contributions. The NQDC Plan is described in further detail in the section of this Proxy Statement titled "Nonqualified Deferred Compensation."

Severance and Change in Control
The following table provides information regarding the severance and change in control provisions in our severance agreements and equity award agreements entered into with each of our NEOs:

COMPENSATION ELEMENT SEVERANCE AND CHANGE IN CONTROL PROVISIONS
Compensation	Considerations	Terms
• Certain cash payments to NEOs, and vesting of certain equity awards in the event of a separation of employment
• The employment of our NEOs is "at will," meaning we can terminate them at any time and they can terminate their employment with us at any time.

• "Double-trigger" provisions preserve morale and productivity and encourage executive retention in the face of the potentially disruptive impact of a change in control.

• These provisions are considered a typical component of a competitive executive compensation program for executives among our Peer Group.

• The provisions take into account the expected time it takes a separated executive to find a similarly situated job.

Change in Control and Severance Agreements:
• Provide for certain cash payments, and the vesting of certain equity awards, in the event there is a separation of employment under various circumstances.

Equity Award Agreements:
• Provide for accelerated vesting of awards upon a change in control if the recipient is terminated by the acquiring entity in connection with the change in control under specified circumstances. In addition, vesting of awards will be accelerated in full if the acquiring entity does not agree to provide for the assumption or substitution of the awards, and for certain outstanding historical awards if the transaction is not approved by a majority of the continuing directors.

For additional information about the severance and change in control provisions in our severance agreements and equity award agreements, please refer to the section of this Proxy Statement titled "Potential Payments upon Termination or Change in Control."

OTHER COMPENSATION CONSIDERATIONS

Role of Executive Officers in Compensation Decisions

At the request of the Committee, our Chief Executive Officer or other senior management personnel may provide performance and compensation information to the Committee to inform its compensation decisions. However, our executives are not permitted to be present during any deliberations and voting regarding their own compensation, or during any executive sessions of the Committee. The Committee considers the information provided by our management, as well as information and advice provided by FWC, when making compensation decisions for our NEOs and other executives. The Committee, which is comprised solely of independent directors under applicable SEC and NYSE rules, thoroughly evaluates and approves all elements of compensation for our NEOs and other executives.

Compensation Risk Considerations

The Committee is responsible for reviewing the rewards that may be derived from our compensation program for all employees, including our NEOs, to assess whether the program encourages excessive or unnecessary risk-taking. The Committee conducts a thorough compensation risk analysis at least annually, but also takes into account compensation-related risks each time it grants compensation awards throughout the fiscal year. In conducting these assessments, the Committee considers a number of factors including the following:
•Our compensation program consists of both guaranteed pay and at-risk pay, and the Committee reviews this mix annually.
•Our Peer Group and industry compensation data is reviewed regularly to ensure that our compensation program is appropriate and competitive.
•We have adopted a median pay philosophy whereby we remain focused on setting our executives’ target total compensation, as well as individual components of compensation, at the median compared to our Peer Group.
•Performance-based awards are earned based on the achievement of pre-established Company and business unit performance goals covering multiple time periods. Separately, we seek to limit overlap between our applicable performance conditions to ensure our compensation program is encouraging healthy and sustained growth across our business.
•Our performance-based awards are subject to maximum award amounts to cap the potential compensation amount associated with an award.
•Our executive compensation program encourages executive retention through long-term vesting provisions. For fiscal year 2021, all of the equity awards we granted were subject to three-year long-term vesting.
•We have adopted stock ownership guidelines, which encourage executives to have a significant, long-term equity position in our Company.
•Our performance-based awards are subject to clawback provisions.
•Our governance policies prohibit our NEOs and other executive officers from hedging the economic interest in our securities, including short sales or trading in any derivatives involving our securities, and from pledging our securities.
•Our severance and change in control benefits are designed to attract and retain executives without providing excessive benefits.
•Our equity awards are intended to provide for “double-trigger” vesting upon a change in control. We adopted changes to our equity award agreements in fiscal year 2018 to ensure our awards continue to be viewed as “double-trigger” awards.
The Committee believes that, although the majority of the compensation opportunity provided to our executives is at-risk pay that is determined based upon the achievement of Company performance conditions, our executive compensation program does not encourage excessive or unnecessary risk-taking. The Committee does not believe that our compensation program is reasonably likely to have a material adverse effect on us.

CEO Pay Ratio

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the annual total compensation of our principal executive officer to the median of the annual total compensation of all of our employees (excluding our principal executive officer), or our median employee. During fiscal year 2021, our principal executive officer was Dave Powers, our President and Chief Executive Officer.

For fiscal year 2021, the annual total compensation of our median employee was $57,968. The annual total compensation of our President and Chief Executive Officer was $6,778,608 as calculated in a manner consistent with the SEC's disclosure requirements under Item 402(u) of Regulation S-K.

Based on this information, the fiscal year 2021 ratio of the annual total compensation of our principal executive officer to the annual total compensation of our median employee was approximately 180:1.

Consistent with Item 402(u) of Regulation S-K, we identified our median employee as of March 1, 2021 by (i) aggregating for each applicable employee (A) annual base salary for salaried employees (or hourly rate multiplied by estimated work schedule, for hourly, temporary and seasonal employees), (B) overtime paid during the year, and (C) target incentive compensation, and (ii) ranking this compensation measure for our employees from lowest to highest. For non-U.S. employees, we converted such employees’ pay to a U.S. dollar equivalent by applying an 11-month average trailing exchange rate for each applicable currency. This calculation was performed for all of our employees, excluding Mr. Powers, except as described below. After identifying our median employee as described above, we calculated that individual’s fiscal year 2021 total annual compensation in accordance with the requirements of the applicable SEC rules.

Individuals (with corresponding number of employees, representing all employees in that jurisdiction) who were employed in Canada (75), Vietnam (60) and Austria (13) were excluded from the employee population for purposes of this disclosure, pursuant to the de minimis exemption set forth in the applicable SEC rules. For fiscal year 2021 we did not exclude employees who were employed in Belgium because the exclusion of such employees, in addition to those identified above, would exceed the 5% threshold permitted by the de minimis exemption. We determined that this change did not materially impact the identification of the median employee. After taking into consideration the foregoing exemption, on March 1, 2021, we had 1,981 U.S. employees and 1,224 non-U.S. employees. Irrespective of the use of the exemption on the same date we had 1,981 U.S. employees and 1,372 non-U.S. employees.

The pay ratio we have reported above is a reasonable estimate calculated in a manner consistent with applicable SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio we have reported above.

Clawback Policy

Consistent with our executive compensation philosophy, which seeks to reward executive officers for financial performance that creates value for our stockholders, we have adopted a Clawback Policy. Under this policy, we will seek recoupment or reimbursement with respect to performance-based compensation paid or awarded to our executive officers when the following three factors exist:
•the incentive compensation payment or award (or the vesting of such award) was based upon the achievement of financial results, as reported in a Form 10-Q, Form 10-K or other report filed with the SEC, that were subsequently the subject of a restatement to correct an accounting error due to material noncompliance with any financial reporting requirement under the federal securities laws;
•a lower payment or award would have been made to such executive officer (or lesser or no vesting would have occurred with respect to such award) based upon the restated financial results; and
•the need for the restatement was identified within three years after the date of the first public issuance or filing of the financial results that were subsequently restated.
Under the policy, the restatement does not need to be the result of misconduct by the executive officers for the recoupment to apply.

The recoupment or reimbursement to be sought by our Company will be equal to the portion of any performance-based compensation paid to or received by such executive officer for or during each of the restated periods that is greater than the amount that would have been paid or received had the financial results been properly reported.

In addition, under this policy, the Committee may seek to recoup or recover from an employee certain performance-based compensation previously paid or awarded to such employee if the Company determines that the employee has engaged in significant misconduct that causes financial or reputational harm to the Company (regardless of whether a restatement of financial results has occurred).

Stock Ownership Guidelines

To further align the interests of our directors and executive officers with those of our stockholders, we have adopted Stock Ownership Guidelines. The Committee periodically reviews our Stock Ownership Guidelines to ensure it continues to evolve to take into account changes to our executive compensation program.

The minimum ownership thresholds for our NEOs are determined as a multiple of the NEO's base salary as of the beginning of each calendar year. Absent extraordinary circumstances (e.g., unusual volatility in stock price) it is expected that our NEOs will strive to achieve the applicable level of ownership, subject to exceptions that may be granted by the Committee. Unless and until a NEO reaches the required ownership level, the NEO must retain at least 75% of the shares, after payment of any applicable exercise price and tax withholdings, and 75% of any exercisable options that are granted or acquired through our equity compensation program.

Our directors are required to adhere to the stock ownership guidelines that are referenced in our Corporate Governance Guidelines. The minimum ownership threshold (including deferred shares) for our directors is determined as a multiple of the annual retainer fee and must be achieved within five years of the initial election of the director.

The following table provides a summary of the Stock Ownership Guidelines applicable to our NEOs and directors:

POSITION	STOCK OWNERSHIP GUIDELINES

Chief Executive Officer	6x Annual Base Salary
Other NEOs	3x Annual Base Salary
Directors	5x Annual Board Retainer Fee

Tax and Accounting Considerations

Among the factors it considers when making executive compensation decisions, the Committee considers the anticipated tax and accounting impact to us (and to our executive officers) of various payments, equity awards and other benefits.

The Committee considers the impact of the provisions of Section 162(m) of the Internal Revenue Code. That section generally limits the deductibility of compensation paid by a publicly-held company to “covered employees” for a taxable year to $1.0 million. "Covered employees” generally include our Chief Executive Officer, Chief Financial Officer and other highly compensated executive officers. We do not anticipate that the $1.0 million deduction limitation set forth in Section 162(m) of the Code will have a material impact on our results of operations.

The Committee also considers the impact of Section 409A of the Code, and in general, our executive plans and programs are designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from noncompliance.

We account for equity awards in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, Topic 718, Stock Compensation.

Our change in control and severance agreements do not allow for excise tax gross up payments.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
Cynthia (Cindy) L. Davis (Chair)
Bonita C. Stewart
Victor Luis
The Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, or the Acts, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Acts.

SUMMARY COMPENSATION TABLE

The following table sets forth all compensation paid or awarded to our NEOs during fiscal years 2021, 2020 and 2019. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Compensation Discussion and Analysis.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)	Non-Equity Incentive Plan Comp. ($)(3)	All Other Comp ($)(4)	Total ($)

Dave Powers Chief Executive Officer and President	2021	1,100,000	—	3,999,580	—	2,750,000	10,870	7,860,450
	2020	1,069,231	—	3,999,689	—	1,668,545	10,679	6,748,144
	2019	987,534	—	2,999,747	—	2,468,836	10,355	6,466,472

Steven J. Fasching Chief Financial Officer	2021	600,000	—	749,537	—	900,000	10,482	2,260,019
	2020	569,231	—	750,128	—	535,546	11,140	1,866,045
	2019	408,493	—	649,989	—	561,918	18,857	1,639,257

David E. Lafitte Chief Operating Officer	2021	700,000	—	999,467	—	1,050,000	12,162	2,761,629
	2020	684,615	—	1,000,220	—	640,238	11,551	2,336,624
	2019	642,521	—	900,280	—	963,781	10,778	2,517,360

Stefano Caroti President of Omni-Channel	2021	650,000	—	849,615	—	975,000	48,521	2,523,136
	2020	625,385	—	849,689	—	561,952	12,566	2,049,592
	2019	565,014	—	824,693	—	703,498	57,650	2,150,855

Andrea O'Donnell President of Fashion Lifestyle	2021	625,000	—	799,639	—	937,500	10,482	2,372,621
	2020	591,154	—	899,794	—	429,067	10,840	1,930,855
	2019	511,260	—	649,946	—	567,471	10,251	1,738,928

(1)The amounts in this column represent the aggregate grant date fair value of the respective awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K filed May 28, 2021 with the SEC. In accordance with applicable SEC rules, for those awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the value at the grant date based upon the probable outcome of such conditions.

(2)These amounts reflect grants made to our NEOs of 2021 Time-Based RSU and 2021 LTIP PSUs. Refer to the subsections of this Proxy Statement titled “2021 Time-Based Restricted Stock Units” and "2021 Long-Term Incentive Plan Performance-Based Stock Units" under "Compensation Discussion and Analysis" for additional information.

(3)These amounts reflect the cash incentive payments paid to our NEOs under our 2021 Annual Cash Incentive Awards. Refer to the subsection of this Proxy Statement titled "2021 Annual Cash Incentive Awards” under "Compensation Discussion and Analysis" for additional information.

(4)Except as otherwise specifically noted in the footnotes below, the amounts in this column reflect payments to certain NEOs of our matching contributions under the 401(k) plan and NQDC Plan, as well as life insurance premiums paid on policies that have been adopted for the benefit of our NEOs. Refer to the section titled "Nonqualified Deferred Compensation" for additional information on our NQDC plan.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2021

The following table sets forth all grants of plan-based awards made to our NEOs during fiscal year 2021. The amounts set forth in the table do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Elements of Fiscal Year 2021 Executive Compensation Program.”

		Potential Payouts as of Grant Date Under Non-Equity Incentive Plan Awards(1)			Potential Payouts as of Grant Date Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares (#)(3)	Grant Date Fair Value of Awards ($)(4)

Name	Grant Date	Threshold ($)	Target ($)	Max. ($)	Threshold (#)	Target (#)	Max. (#)

Dave Powers		687,500	1,375,000	2,750,000	—	—	—	—	—
	6/22/20	—	—	—	—	—	—	3,985	799,909
	11/3/20	—	—	—	—	—	—	3,179	799,804
	2/9/21	—	—	—	3,173(2)	6,346(2)	12,692(2)	—	2,399,867
Steven J. Fasching		225,000	450,000	900,000	—	—	—	—	—
	6/22/20	—	—	—	—	—	—	747	149,945
	11/3/20	—	—	—	—	—	—	596	149,948
	2/9/21	—	—	—	595(2)	1,189(2)	2,378(2)	—	449,644
David E. Lafitte		262,500	525,000	1,050,000	—	—	—	—	—
	6/22/20	—	—	—	—	—	—	996	199,927
	11/3/20	—	—	—	—	—	—	794	199,762
	2/9/21	—	—	—	793(2)	1,586(2)	3,172(2)	—	599,778
Stefano Caroti		243,750	487,500	975,000	—	—	—	—	—
	6/22/20	—	—	—	—	—	—	847	170,019
	11/3/20	—	—	—	—	—	—	675	169,823
	2/9/21	—	—	—	674(2)	1,348(2)	2,696(2)	—	509,773
Andrea O'Donnell		234,375	468,750	937,500	—	—	—	—	—
	6/22/20	—	—	—	—	—	—	797	159,981
	11/3/20	—	—	—	—	—	—	635	159,760
	2/9/21	—	—	—	635(2)	1,269(2)	2,538(2)	—	479,898

(1)The amounts in this column reflect the potential payouts under the 2021 Annual Cash Incentive Awards as of the grant date of such awards. Each of the performance conditions for fiscal year 2021 was achieved above target. Cash incentive payments were made in June 2021. Refer to the section of this Proxy Statement titled "2021 Annual Cash Incentive Awards" under "Compensation Discussion and Analysis" for additional information.

(2)The awards in this row reflect the grant of 2021 LTIP PSUs. These awards may vest based upon continued service through March 31, 2023 and our achievement of an annual performance target for each of the fiscal years 2021, 2022, and 2023. As of the date of this Proxy Statement, we consider the performance conditions to be probable of being achieved at target of 100% and the awards will vest up to a maximum of 200% of the target amount. Refer to the section of this Proxy Statement titled "2021 Long-Term Incentive Plan Performance-Based Stock Units" under "Compensation Discussion and Analysis" for additional information.

(3)The awards in this column reflect the grant of 2021 Time-Based RSUs. These awards vest over three years in equal annual installments on August 15, 2021, 2022, and 2023. Refer to the section of this Proxy Statement titled "2021 Time-Based Restricted Stock Units" under "Compensation Discussion and Analysis" for additional information.

(4)The amounts in this column represent the aggregate grant date fair value of the respective awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K filed May 28, 2021 with the SEC. In accordance with applicable SEC rules, for those awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the value of the grant date based upon the probable outcome of such conditions.

OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR END

The following table sets forth equity awards granted to our NEOs that remained outstanding as of March 31, 2021. The market values of the awards set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Elements of Fiscal Year 2021 Executive Compensation Program.”

	Stock Options				Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares that have not vested (#)	Market value of shares that have not vested ($)(3)	Number of unearned shares that have not vested (#)(4)	Market value of unearned shares that have not vested ($)(5)

Dave Powers	—	—	61.86	3/31/2026	16,674(6)	5,509,423	22,677	7,492,934
	71,914(2)	—	69.29	6/13/2024	—	—	—	—
Steven J. Fasching	—	—	—	—	3,303(7)	1,091,377	4,251	1,404,615
	—	—	—	—	—	—	—	—
David E. Lafitte	5,427(1)	—	61.86	3/31/2026	4,338(8)	1,433,362	5,669	1,873,151
	21,574(2)	—	69.29	6/13/2024	—	—	—	—
Stefano Caroti	14,725(1)	—	61.86	3/31/2026	3,752(9)	1,239,736	4,818	1,591,964
	7,408(2)	—	69.29	6/13/2024	—	—	—	—
Andrea O'Donnell	13,445(1)	—	61.86	3/31/2026	3,770(10)	1,245,683	4,535	1,498,455
	14,982(2)	—	69.29	6/13/2024	—	—	—	—
(1)These awards reflect 2017 LTIP NQSOs that were granted in November 2016. Our Compensation Committee has determined that the performance condition was achieved, and the options are fully vested and exercisable.
(2)These awards reflect 2018 LTIP NQSOs that were granted in June 2017. Our Compensation Committee has determined that the performance condition was achieved, and the options are fully vested and exercisable.
(3)In accordance with applicable SEC regulations, the market value of the shares has been determined based on the closing price of our common stock on March 31, 2021, which was $330.42.
(4)The stock awards are 2020 and 2021 LTIP PSUs that were granted in September 2019 and February 2021 respectively, which remain outstanding and subject to long-term performance and service conditions. The shares included reflect achievement of the performance conditions at the target level of 100%. However, the maximum performance level for these awards is 200%. The 2020 LTIP PSUs will vest on March 31, 2022, and the 2021 LTIP PSUs will vest on March 31, 2023, each subject to achievement of certain performance criteria.
(5)In accordance with applicable SEC regulations, the market value of the shares has been determined based on the closing price of our common stock on March 31, 2021, which was $330.42. The market value of 2020 and 2021 LTIP PSUs was calculated as to 100% of the shares underlying the awards.
(6)This amount consists of (i) 1,685 2019 Annual PSUs granted in June 2018, which shares vest as to 100% on August 15, 2021, (ii) 1,685 2019 time-based RSUs granted in June 2018, which shares vest as to 100% on August 15, 2021, (iii) 3,070 2020 Annual PSUs granted in June 2019, which shares vest as to 50% on August 15, 2021 and 2022, (iv) 3,070 2020 time-based RSUs granted in June 2019, which shares vest as to 50% on August 15, 2021 and 2022, (v) 3,985 2021 time-based RSUs granted in June 2020, which shares vest as to 33.33% on August 15, 2021, 2022, and 2023, and (vi) 3,179 2021 time-based RSUs granted in November 2020, which shares vest as to 33.33% on August 15, 2021, 2022, and 2023.
(7)This amount consists of (i) 337 2019 Annual PSUs granted in June 2018, which shares vest as to 100% on August 15, 2021, (ii) 337 2019 time-based RSUs granted in June 2018, which shares vest as to 100% on August 15, 2021, (iii) 134 2019 time-based RSUs granted in January 2019, which shares vest as to 100% on January 7, 2022, (iv) 576 2020 Annual PSUs granted in June 2019, which shares vest as to 50% on August 15, 2021 and 2022, (v) 576 2020 time-based RSUs granted in June 2019, which shares vest as to 50% on August 15, 2021, and 2022, (vi) 747 2021 time-based RSUs granted in June 2020, which shares vest as to 33.33% on August 15, 2021, 2022, and 2023, and (vii) 596 2021 time-based RSUs granted in November 2020, which shares vest as to 33.33% on August 15, 2021, 2022, and 2023.

(8)This amount consists of (i) 506 2019 Annual PSUs granted in June 2018, which shares vest as to 100% on August 15, 2021 (ii) 506 2019 time-based RSUs granted in June 2018, which shares vest as to 100% on August 15, 2021 (iii) 768 2020 Annual PSUs granted in June 2019, which shares vest as to 50% on August 15, 2021 and 2022 (iv) 768 2020 time-based RSUs granted in June 2019, which shares vest as to 50% on August 15, 2021 and 2022 (v) 996 2021 time-based RSUs granted in June 2020, which shares vest as to 33.33% on August 15, 2021, 2022, and 2023 and (vi) 794 2021 time-based RSUs granted in November 2020, which shares vest as to 33.33% on August 15, 2021, 2022, and 2023.
(9)This amount consists of (i) 463 2019 Annual PSUs granted in June 2018, which shares vest as to 100% on August 15, 2021, (ii) 463 2019 time-based RSUs granted in June 2018, which shares vest as to 100% on August 15, 2021, (iii) 652 2020 Annual PSUs granted in June 2019, which shares vest as to 50% on August 15, 2021 and 2022, (iv) 652 2020 time-based RSUs granted in June 2019, which shares vest as to 50% on August 15, 2021 and 2022, (v) 847 2021 time-based RSUs granted in June 2020, which shares vest as to 33.33% on August 15, 2021, 2022, and 2023, and (vi) 675 2021 time-based RSUs granted in November 2020, which shares vest as to 33.33% on August 15, 2021, 2022, and 2023.
(10)This amount consists of (i) 365 2019 Annual PSUs granted in June 2018, which shares vest as to 100% on August 15, 2021, (ii) 365 2019 time-based RSUs granted in June 2018, which shares vest as to 100% on August 15, 2021, (iii) 614 2020 Annual PSUs granted in June 2019, which shares vest as to 50% on August 15, 2021 and 2022, (iv) 994 2020 time-based RSUs granted in June 2019, which shares vest as to 50% on August 15, 2021 and 2022, (v) 797 2021 time-based RSUs granted in June 2020, which shares vest as to 33.33% on August 15, 2021, 2022, and 2023, and (vi) 635 2021 time-based RSUs granted in November 2020, which shares vest as to 33.33% on August 15, 2021, 2022, and 2023.

FISCAL YEAR 2021 OPTION EXERCISES AND STOCK VESTED

The following table provides information for our NEOs regarding option exercises and stock award vesting during fiscal year 2021, including the number of shares acquired upon exercise or vesting and the value realized as determined based on applicable SEC rules. The value realized does not necessarily reflect the amount that will actually be received by our NEOs upon the sale of the shares.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)(2)(3)	Value Realized on Vesting ($)(4)

Dave Powers	68,089	15,424,702	42,154	12,527,457
Steven J. Fasching	—	—	8,478	2,529,126
David E. Lafitte	15,000	2,832,914	12,494	3,725,406
Stefano Caroti	16,368	2,384,493	11,400	3,403,616
Andrea O'Donnell	740	140,059	9,226	2,734,379
(1)Options exercised were under the fiscal year 2017 and fiscal year 2018 LTIP NQSOs stock compensation plans.
(2)Values include shares acquired under the fiscal year 2019 LTIP PSUs stock compensation plans.
(3)The total number of shares actually received by the NEOs, net of shares withheld for taxes, were as follows: 21,256 for Mr. Powers, 5,034 for Mr. Fasching, 7,012 for Mr. Lafitte, 6,203 for Mr. Caroti, and 5,513 for Ms. O'Donnell.
(4)Pursuant to applicable SEC rules, the amounts in this column reflect the value realized upon the vesting of the stock awards, which is based on the closing price of our common stock on the applicable vesting dates.

NONQUALIFIED DEFERRED COMPENSATION

Nonqualified Deferred Compensation Plan

The Committee has adopted the NQDC Plan, which is an unfunded, nonqualified deferred compensation program sponsored by our Company to provide certain members of our management the opportunity to defer compensation into the NQDC Plan. The NQDC Plan year is from January 1st to December 31st. Participants may defer up to 50% of their annual base salary and up to 85% of any cash incentive bonus under the NQDC Plan. We have the option, but not the obligation, to make discretionary or matching cash contributions to NQDC Plan participants. We have established a rabbi trust as a reserve for the benefits payable under the NQDC Plan. During fiscal year 2021, certain of our NEOs elected to make contributions to the NQDC Plan, and the Committee elected to match a portion of the contributions under the NQDC Plan.

Name	Executive contributions during fiscal year 2021 ($)(1)	Registrant contributions during fiscal year 2021 ($)	Aggregate gains during fiscal year 2021 ($)	Aggregate withdrawals/distributions during fiscal year 2021 ($)	Aggregate balance at end of fiscal year 2021 ($)

Dave Powers	—	—	35,064	—	70,210
Steven J. Fasching	—	—	—	—	—
David E. Lafitte	8,077	—	103,781	—	279,260
Stefano Caroti	363,586	36,359	437,617	—	1,494,340
Andrea O'Donnell	—	—	—	—	—
Total	371,663	36,359	576,462	—	1,843,810
(1)The amounts reported in this column reflect contributions made by our NEOs under the NQDC Plan during fiscal year 2021. These amounts are separately included in the "Summary Compensation Table" above, and do not reflect amounts in addition to those amounts.
Deferred Stock Unit Compensation Plan

The Committee has also adopted a Deferred Stock Unit Compensation Plan. Under the plan, a director or employee who holds unvested RSUs may elect to defer settlement of up to 100% of the awards. For each unit of our common stock held pursuant to an award of RSUs that is deferred, the participant will receive one Deferred Stock Unit. Amounts deferred will be distributed, as described in the plan, at the time elected by the participant. A participant’s Deferred Stock Units will be settled in shares of our common stock, as more specifically described in the plan. None of our NEOs elected to participate in the plan during fiscal year 2021.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Change in Control and Severance Agreements

We have entered into change in control and severance agreements, or Severance Agreements, as amended from time to time, with each of our NEOs. The information below describes compensation and benefits that are payable or earned under the Severance Agreements with our NEOs (which are each referred to in their respective Severance Agreement as an “executive”) upon the occurrence of certain termination events.

Termination by Our Company for Cause, or by Executive Other Than for Good Reason

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated by our Company for Cause, or the executive terminates his or her employment, other than for Good Reason (in each case as defined below), then the NEO will receive the following from our Company:
•payment of his or her accrued base salary, accrued vacation, reimbursement for reimbursable expenses, accrued and vested benefits under our plans or programs and other benefits required to be paid by law, accrued but unpaid non-equity incentive bonus for the prior fiscal year (excluding any non-equity incentive bonus for the year of termination); and
•the right to exercise all vested equity awards pursuant to the terms of the applicable award agreement.
Termination Due to Death or Total Disability

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated due to his or her death or total disability, then in addition to those benefits provided upon a termination by our Company for Cause or by executive other than for Good Reason, the NEO will receive:
•pro-rated portion of his or her non-equity incentive bonus for the current fiscal year based on actual length of service during the year of termination and actual achievement by our Company of the performance conditions in respect of such bonus previously established by the Committee.
Termination by Our Company Without Cause

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated by our Company without Cause, then in addition to those benefits provided upon a termination due to death or total disability, the NEO will receive:
•payment of his or her then-effective annual base salary for, in the case of the CEO, 18 months, or, in the case of any other NEO, 12 months following his or her termination, subject to such executive signing a release; and
•receipt of health benefits for a period of one year following his or her termination or his or her attainment of alternative employment that provides health benefits, whichever is earlier.
Termination without Cause or by Executive for Good Reason within Two Years of a Change in Control

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated by our Company without Cause or by the executive for Good Reason within two years of a Change in Control, then in addition to those benefits provided upon a termination due to death or total disability, the NEO will receive:

•payment of, in the case of the CEO, two times, or, in the case of any other NEO, one-and-one-half times his or her then-effective annual base salary, subject to such executive signing a release; and
•receipt of health benefits for, in the case of the CEO, a period of two years, or, in the case of any other NEO, a period of 18 months following his or her termination or his or her attainment of alternative employment that provides health benefits, whichever is earlier.
For purposes of the Severance Agreements, “Cause” means (i) any willful breach of duty by the executive in the course of his or her employment or continued violation of written Company employment policies after written notice of such violation, (ii) violation of our insider trading policies, (iii) conviction of a felony or any crime involving fraud, theft, embezzlement, dishonesty or moral turpitude, (iv) engaging in activities which materially defame our Company, engaging in conduct which is materially injurious to our Company or our affiliates, or any of our respective customer or supplier relationships, financially or otherwise, or (v) the executive’s gross negligence or continued failure to perform duties or executive’s continued incapacity to perform such duties.

“Good Reason” means, without the consent of the executive, if within two years of a change in control, there is a material reduction of the executive’s total compensation, benefits, and perquisites (excluding a material reduction resulting from a decrease in value of the Company’s stock), our Company's relocation is greater than 50 miles from the location where the executive performs services, or a material change in the executive’s authority, duties, or responsibilities; provided, however, no such event shall constitute Good Reason unless the executive shall have given written notice to our Company of the executive’s intent to resign for “Good Reason” within 30 days after the executive first becomes aware of the occurrence of any such event (specifying the nature and scope of the event) and such event or occurrence shall not have been cured within 30 days of our receipt of such notice, and the executive resigns no later than 90 days after the expiration of the 30-day cure period.

“Change in Control” means the occurrence of a merger, consolidation, sale of all or a major portion of the assets of our Company (or a successor organization) or similar transaction or circumstance where any person or group acquires, in one or more transactions, beneficial ownership of more than 50% of the outstanding shares of voting stock of our Company (or a successor organization), or a change in a majority of the members of our Board.

No NEOs will be entitled to gross ups for excise tax penalty on “excess golden parachute payments” as a result of termination following a Change in Control.

Equity Award Agreements

Pursuant to the “double-trigger” vesting provisions of the awards outstanding as of the end of fiscal year 2021 under the 2006 Equity Incentive Plan, or 2006 Plan, and 2015 Plan, except as specifically noted below, the vesting of each award will be accelerated in full in the event of a change in control that is approved by a majority of the Continuing Directors (as defined in the award agreements) if the acquiring or successor entity in the change in control provides for the continuance or assumption of the award agreement, or the substitution for the award agreement of a new agreement of comparable value covering shares of a successor corporation, and (i) the recipient is terminated by the acquiring company without Cause or pursuant to a Constructive Termination (as such terms are defined in the relevant award agreements) within either 12 or 24 months of such change in control; or (ii) only in the case of certain LTIP NQSOs and RSUs, the recipient has provided Continuous Service (as defined in the award agreements) through the applicable performance vesting date.

Notwithstanding the foregoing summary, the award agreements governing the grants of the 2020 Annual PSUs only provide for acceleration as described above to the extent that the Committee determines that at least the “threshold” performance conditions associated with the awards have been met unless the change in control occurs prior to the end of the relevant performance period, in which case the unvested PSUs will accelerate in full, regardless of achievement of the performance condition.

In addition, the vesting of each equity award will be accelerated in full if: (i) for certain of the outstanding historical awards, a change in control occurs that has not been approved by a majority of the Continuing Directors; or (ii) the acquiring or successor entity in the change in control does not agree to continue or assume the award agreement, or substitute new awards of comparable value.

Severance and Change in Control Payments

The following table provides information about the payments and benefits that would have been paid or provided to our NEOs in the event that a termination of employment had occurred on March 31, 2021. The amounts reflected in the table are in addition to amounts that would have been payable for accrued but unpaid base salary, accrued paid time off, accrued but unpaid cash incentive compensation, and reimbursement of expenses.

The payments to be made, and the stock and option awards to be vested, in connection with different termination events (including in connection with a change in control) for each of our NEOs have been determined by reference to the terms of the applicable Severance Agreements and equity award agreements. Except as described above, no payments or benefits would be provided to our NEOs in the event of a termination of employment for Cause. Refer to the section of this Proxy Statement titled “Potential Payments upon Termination or Change in Control” for additional information.

For purposes of the table, the value of the stock and option awards has been determined based on the closing price of our common stock on March 31, 2021. In the event of an actual change in control transaction, the value of our common stock may be significantly different than this assumed value, in which case the value realized by our NEOs upon the vesting of the stock and option awards may be significantly different.

		Upon Termination
Name	Type of Compensation or Benefit	Due to Death or Total Disability ($)	By our Company Without Cause ($)	In Connection with a Change in Control ($)

Dave Powers	Cash payments	—	1,650,000	6,743,690
	Value of health benefits	—	19,412	38,825
	Value of stock awards(1)	—	—	13,002,357
	Value of option awards	—	—	—
	Total	—	1,669,412	19,784,872
Steven J. Fasching	Cash payments	—	600,000	1,898,732
	Value of health benefits	—	22,711	34,067
	Value of stock awards(1)	—	—	2,495,993
	Value of option awards	—	—	—
	Total	—	622,711	4,428,792
David E. Lafitte	Cash payments	—	700,000	2,377,009
	Value of health benefits	—	19,412	29,119
	Value of stock awards(1)	—	—	3,306,513
	Value of option awards	—	—	—
	Total	—	719,412	5,712,641
Stefano Caroti	Cash payments	—	650,000	2,095,225
	Value of health benefits	—	16,079	24,119
	Value of stock awards(1)	—	—	2,831,699
	Value of option awards	—	—	—
	Total	—	666,079	4,951,043
Andrea O'Donnell	Cash payments	—	625,000	1,904,519
	Value of health benefits	—	19,412	29,119
	Value of stock awards(1)	—	—	2,744,138
	Value of option awards	—	—	—
	Total	—	644,412	4,677,776
(1)The stock awards reflect all of the performance-based and time-based RSUs that remained outstanding as of March 31, 2021, including: (i) the 2019 Time-Based RSUs, (ii) the 2019 Performance-Based RSUs, (iii) the 2020 Time-Based RSUs, (iv) the 2020 Performance-Based RSUs, (v) the 2021 Time-Based RSUs, (vi) the 2020 LTIP PSUs, (vii) the 2021 LTIP PSUs, and (viii) certain additional time-based RSUs granted in fiscal years 2019 and 2020 as discretionary for certain NEOs.

DIRECTOR COMPENSATION

For fiscal year 2021, directors who are not our employees, or our Nonemployee Directors, received an annual cash retainer fee of $65,000, plus an annual cash retainer of $15,000 for each Board committee assignment. Nonemployee Directors holding the following positions were entitled to receive additional annual cash retainer fees as follows: $160,000 for Chairman of our Board of Directors; $40,000 for Chair of the Audit Committee; $35,000 for Chair of the Compensation Committee; and $20,000 for Chair of the Corporate Governance Committee. All or any portion of the cash retainer fees paid to any of our Nonemployee Directors may, at the election of the director, be paid through the issuance of our common stock.
Each of our Nonemployee Directors is also entitled to receive common stock with a total value of approximately $125,000 for annual service on our Board. The shares are issued in equal quarterly installments with the number of shares being determined using the rolling average of the closing price of our common stock during the last 10 trading days leading up to, and including, the 15th day of the last month of each quarterly period. Each of these shares is fully vested on the date of issuance.

Nonemployee Directors are reimbursed for any reasonable Board-related expenses. Nonemployee Directors also receive product discounts, which are generally available to our employees and, from time to time, may receive products without charge in order to help expand the directors’ knowledge of our products.

Director Compensation Table

The following table sets forth all compensation paid or awarded to our Nonemployee Directors during fiscal year 2021. The amounts set forth in the table have been calculated in accordance with applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our Nonemployee Directors.

Name	Fees Earned ($)	Stock Awards ($)(1)	Total ($)

Michael F. Devine, III	225,000	129,098	354,098
Nelson C. Chan	80,000	129,098	209,098
Cynthia (Cindy) L. Davis	115,000	129,098	244,098
Juan R. Figuereo	110,000	129,098	239,098
John M. Gibbons(2)	60,000	62,931	122,931
Maha S. Ibrahim(3)	13,333	33,305	46,638
Victor Luis(4)(5)	715	165,054	165,769
James E. Quinn(6)	20,000	30,124	50,124
Lauri M. Shanahan	108,750	129,098	237,848
Brian A. Spaly	80,000	129,098	209,098
Bonita C. Stewart	95,000	129,098	224,098
(1)The amounts in this column represent the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718.
(2)Mr. Gibbons retired from the Board effective as of September 11, 2020.
(3)Ms. Ibrahim was appointed to serve as a member of our Board effective as of February 1, 2021.
(4)Mr. Luis was appointed to serve as a member of our Board effective as of June 25, 2020.
(5)Mr. Luis has elected to receive his cash compensation in stock awards. Any residual compensation after the stock conversion is paid to Mr. Luis in cash.
(6)Mr. Quinn departed from the Board effective as of June 25, 2020.
Stock Ownership Guidelines
Our Board has adopted stock ownership guidelines applicable to our Nonemployee Directors. Nonemployee Directors are required to hold a number of shares of common stock with a value equal to five times the base annual cash retainer fee within five years of joining our Board, subject to exceptions that may be granted by the Compensation Committee. In addition, each director must hold shares of our common stock within one year of joining our Board. Any shares of common stock held by Nonemployee Directors through our Deferred Stock Unit Compensation Plan are counted as stock ownership for purposes of these guidelines.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding shares of our common stock that were eligible for issuance under our equity compensation plans as of March 31, 2021.

Plan category	Number of securities to be issued upon exercise of outstanding options or settlement of outstanding RSUs(1)(2)	Weighted-average exercise price of outstanding options(3)	Number of securities remaining available for future issuance(4)

Equity compensation plans approved by security holders	432,364	$67.56	1,294,689
Equity compensation plans not approved by security holders	—	—	—
Total	432,364	$67.56	1,294,689
(1)This amount includes shares underlying all equity awards outstanding pursuant to the 2006 Plan and the 2015 Plan as of March 31, 2021. For awards subject to performance-based vesting conditions, the amount reported reflects the number of shares to be issued if the relevant performance conditions are achieved.
(2)There are no stock appreciation rights outstanding pursuant to the 2006 Plan and the 2015 Plan. In addition, there are no outstanding warrants to purchase shares of our common stock.
(3)This amount reflects the weighted-average exercise price of the outstanding 2017 LTIP NQSOs and 2018 LTIP NQSOs, based on the closing price of our common stock on the respective grant dates. This amount does not take into account shares issuable upon the vesting of outstanding time-based and performance-based RSUs, which have no exercise price.
(4)This amount reflects the shares reserved for issuance under the 2015 Plan less the number of shares reported in the first column. This amount is subject to increase depending on our achievement with respect to certain performance conditions as discussed in footnote 1 above, and will increase to reflect any shares that are forfeited or otherwise terminated under the 2015 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2021 (except as specified in the footnotes following the table), certain information concerning the shares of our common stock beneficially owned by (i) each person who is an NEO, (ii) each director or director nominee, (iii) all executive officers and directors as a group (14 persons), and (iv) each person known to us to be the beneficial owner of more than 5% of our common stock. There were 27,662,787 shares of our common stock outstanding on June 30, 2021.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Common Stock(3)

Named Executive Officers
Dave Powers	95,997	*
Steven J. Fasching	11,335	*
David E. Lafitte	36,883	*
Stefano Caroti	39,708	*
Andrea O'Donnell	34,162	*
Directors(4)
Michael F. Devine, III	11,071	*
Nelson C. Chan	8,896	*
Cynthia (Cindy) L. Davis	2,240	*
Juan R. Figuereo	0(5)	*
Maha S. Ibrahim	176	*
Victor Luis	0(6)	*
Lauri M. Shanahan	6,236(7)	*
Brian A. Spaly	3,240	*
Bonita C. Stewart	14,316(8)	*
All Directors and Executive Officers as a Group (14 persons)	264,260	0.9%
5% Stockholders
FMR LLC(9)	4,212,597	15.2%
Blackrock, Inc.(10)	3,316,809	12.0%
The Vanguard Group Inc.(11)	2,824,288	10.2%
*    Percentage of shares beneficially owned does not exceed 1.0% of our outstanding shares of common stock.
(1)Unless otherwise noted, the address of each beneficial owner is 250 Coromar Drive, Goleta, California 93117.
(2)Unless otherwise noted, we believe each individual or entity named has sole investment and voting power with respect to the shares of our common stock reported as beneficially owned by them, subject to community property laws, where applicable.
(3)Pursuant to applicable SEC rules, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable on or before the date that is 60 days after June 30, 2021 are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but are not deemed outstanding for the purpose of calculating the number and percentage owned by any other person.
(4)The reported amounts include shares held by certain directors through one or more family trusts over which shares the respective directors may have shared voting and/or investment power.
(5)An additional 695 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.
(6)An additional 772 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.
(7)An additional 4,023 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.

(8)An additional 211 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.
(9)This information is based solely on Amendment No. 2 to Schedule 13G filed by this stockholder on February 5, 2021. This stockholder’s business address is 245 Summer Street, Boston, MA 02210. This stockholder has sole voting power over 808,806 of such shares and sole dispositive power over 4,212,597 of such shares.
(10)This information is based solely on Amendment No. 13 to Schedule 13G filed by this stockholder on January 26, 2021. This stockholder’s business address is 55 East 52nd Street, New York, NY 10055. This stockholder has sole voting power over 3,252,892 of such shares and sole dispositive power over 3,316,809 of such shares.
(11)This information is based solely on Amendment No. 10 to Schedule 13G filed by this stockholder on April 12, 2021. This stockholder’s business address is 100 Vanguard Boulevard, Malvern, PA 19355. This stockholder has sole voting power over 65,374 of such shares, sole dispositive power over 2,735,238 of such shares, and shared dispositive power over 89,050 of such shares.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors, and persons who own more than 10% of a registered class of securities, to file initial reports of ownership of our stock and reports of changes in such ownership with the SEC. To our knowledge, all required filings pursuant to Section 16(a) were timely made during fiscal year 2021, except for the filings identified below.

Two statements of initial statements of beneficial ownership of securities on Form 3 for Thomas Garcia and Wendy Yang were inadvertently not filed on a timely basis. A Form 3 was filed for Mr. Garcia on July 9, 2020 and for Ms. Yang on July 10, 2020.

One statement of change of beneficial ownership of securities on Form 4 for James E. Quinn was inadvertently not filed on a timely basis. A Form 4 was filed for Mr. Quinn on July 6, 2020.

AUDIT COMMITTEE REPORT

The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of, among other things, our financial reporting functions, our independent registered public accounting firm, our highest ranking manager of internal audit, our system of internal controls, our legal and regulatory compliance, and compliance with our related person transaction policy and Code of Ethics. The Audit Committee is currently composed of four directors, each of whom meets the independence and experience requirements under applicable NYSE rules, as well as the independence requirements applicable to Audit Committee members under applicable SEC rules. In addition, our Board of Directors has determined that the Chair of the Audit Committee qualifies as an “audit committee financial expert” under applicable SEC rules.

Management is responsible for the preparation of our financial statements and financial reporting process, including our system of internal controls. KPMG LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and expressing (i) an opinion on whether our consolidated financial statements present fairly, in all material respects, our financial position and results of operations and cash flows for the periods presented in conformity with US generally accepted accounting principles, and (ii) an opinion on whether we have maintained, in all material respects, effective internal control over financial reporting as of March 31, 2021, based on criteria established in the Internal Control-Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and KPMG LLP to review and discuss the March 31, 2021 consolidated financial statements and obtained from management their representation that our financial statements have been prepared in accordance with US generally accepted accounting principles. In addition, management represented that, as of March 31, 2021, our Company maintained effective internal control over financial reporting.

The Audit Committee also discussed with KPMG LLP the matters required by Auditing Standard No. 1301, “Communications with Audit Committees” of the PCAOB, which includes, among other items, information regarding the conduct of the audit of our consolidated financial statements. The Audit Committee has further considered the compatibility of the services provided by KPMG LLP with KPMG LLP’s independence.

The Audit Committee operates under a written charter, which was adopted by our Board of Directors and is assessed annually for adequacy by the Audit Committee. The Audit Committee held ten meetings during fiscal year 2021, including meetings with KPMG LLP and our highest ranking manager of internal audit, both with and without management present. In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that our financial statements are complete and accurate, are presented in accordance with US generally accepted accounting principles or present fairly our results of operations for the periods presented, or that we maintain appropriate internal controls. Furthermore, the Audit Committee’s oversight responsibilities do not independently assure that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB or that our registered public accounting firm is independent.

Based upon the Audit Committee’s review and discussions with management and KPMG LLP, and subject to the limitations of the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended that our Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended March 31, 2021, which was filed with the SEC on May 28, 2021.

THE AUDIT COMMITTEE
Juan R. Figuereo (Chair)
Nelson C. Chan
Lauri M. Shanahan
Maha S. Ibrahim
The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, or the Acts, except to the extent that our Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

RELATED-PERSON TRANSACTIONS

Our legal department is primarily responsible for identifying and reviewing relationships and transactions in which our Company and our directors, director nominees, executive officers, principal stockholders, or any of their respective immediate family members, are participants to determine whether any of these related persons had or will have a direct or indirect material interest in such transactions. In order to assist in identifying potential related-person transactions, our legal department annually prepares and distributes to all directors, director nominees and executive officers a detailed written questionnaire which includes questions intended to elicit information about any current or proposed related-person transactions. In addition, our Code of Ethics addresses conflicts of interest where an individual’s personal interests may interfere or conflict with the interests of our Company, including relationships with suppliers, customers or competitors. Conflicts of interest which might impair (or appear to impair) the exercise of judgment solely for the benefit of our Company and our stockholders are prohibited. In general, such conflicts must be approved by our legal department, the employee’s supervisor or, in the case of directors, the Audit Committee. Information regarding potential conflicts of interest in violation of our Code of Ethics may be reported to our anonymous reporting hotline, which may be accessed by the Chair of the Audit Committee, the Chairman of our Board and our highest ranking manager of internal audit.

If a related-person transaction is identified by our legal department as one which would be required to be publicly reported pursuant to applicable SEC rules, the Audit Committee is responsible for reviewing and approving or ratifying any such transaction. The Audit Committee may approve a related person transaction when, in its good faith judgment, it determines that the transaction is in the best interests of our Company and our stockholders.

There were no transactions with related persons that required disclosure under applicable SEC rules during fiscal year 2021, and no such transactions are currently proposed.

PROPOSAL NO. 2 RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For fiscal year 2021, KPMG LLP, or KPMG, provided audit services, which included an examination of the consolidated financial statements included in our Annual Report. The Audit Committee has selected KPMG to provide audit services to our Company for fiscal year 2022, which covers the period from April 1, 2021 to March 31, 2022. We are asking that our stockholders ratify this selection at the Annual Meeting.

Ratification of the selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders by our bylaws or applicable SEC rules, however the Audit Committee believes it is appropriate as a matter of good corporate governance practice. If our stockholders do not ratify the selection, the Audit Committee will consider the selection of another independent registered public accounting firm, but is not required to select a different firm. In addition, even if our stockholders ratify the selection, the Audit Committee will retain the discretion to select a different independent registered public accounting firm in the future if it believes doing so is in the best interests of our Company and stockholders.

A representative of KPMG will attend the virtual Annual Meeting and will have the opportunity to make a statement and/or respond to appropriate questions from stockholders present virtually at the Annual Meeting.

Fees for Services Rendered by Independent Registered Public Accounting Firm

The following table sets forth approximate fees for services rendered by KPMG for the fiscal years ended March 31, 2021 and 2020:

FEES ($)	FISCAL YEAR 2021	FISCAL YEAR 2020

Audit Fees	2,467,000	2,602,000
Audit-Related Fees	—	—
Tax Fees	10,000	10,000
All Other Fees	—	—
Total Fees	2,477,000	2,612,000

Audit Fees

The audit fees presented above for the fiscal years ended March 31, 2021 and 2020 include fees associated with the audit of our consolidated balance sheets, the related consolidated statements of comprehensive income, stockholders’ equity and cash flows, and the audit of internal control over financial reporting, as well as the reviews of our quarterly reports on Form 10-Q, and certain statutory audits required internationally.

Audit-Related Fees

Audit-related fees generally consist of fees for assurance and related services that are reasonably related to the performance of the integrated audit of our annual reports on Form 10-K and review of our quarterly reports on Form 10-Q.

Tax Fees

Tax fees include fees incurred for tax services, including tax compliance, tax advice and tax planning for income taxes and customs matters.

All Other Fees

There were no other fees for services rendered by KPMG incurred during the fiscal years ended March 31, 2021 and 2020 other than those disclosed above.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

In accordance with its policies and procedures, prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. Specifically, the Audit Committee administers and oversees our engagement of KPMG and pre-approves all of KPMG’s audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of KPMG, and whether for reasons of efficiency or convenience it is in our best interests to engage KPMG to perform the services. The Audit Committee has determined that the performance by KPMG of the non-audit services listed above as “Tax Fees” did not affect its independence.

During the year, circumstances may arise under which it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on this proposal at the Annual Meeting (assuming that a quorum is present).

BOARD RECOMMENDATION OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2 TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022.

PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Background

In accordance with applicable SEC rules, we are providing our stockholders with the opportunity to cast a non-binding advisory Say-on-Pay Vote on the compensation of our Named Executive Officers, as described below. We consider seeking the views of our stockholders on our executive compensation program to be an important part of our decision-making process.

For additional information about our executive compensation program, please refer to the section of this Proxy Statement titled "Compensation Discussion and Analysis" and the related compensation tables and footnotes.

Proposal

Therefore, in accordance with Section 14A of the Exchange Act, we are asking our stockholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables, notes and narrative discussion in the Proxy Statement for our 2021 Annual Meeting of Stockholders.”

Because this vote is advisory only, it will not be binding upon our Board of Directors or the Compensation Committee. However, the Compensation Committee will take the outcome of the vote into account when considering future executive compensation arrangements.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on this proposal at the Annual Meeting (assuming that a quorum is present).

BOARD RECOMMENDATION OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3 TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

STOCKHOLDER PROPOSALS

Proposals or director nominations of stockholders intended to be presented at our annual meeting of stockholders to be held in 2022 must be delivered to our corporate headquarters located at 250 Coromar Drive, Goleta, California 93117 no later than March 31, 2022 in order to be included in our proxy statement and form of proxy relating to that meeting. In order to be included in the proxy statement, these proposals must comply with applicable SEC rules.

Under our bylaws, a stockholder who wishes to make a proposal or nominate a candidate as a director at the annual meeting of stockholders to be held in 2022 without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no earlier than the close of business on May 18, 2021 and no later than the close of business on June 17, 2021. These proposals must comply with the requirements set forth in our bylaws.

OTHER BUSINESS AT THE ANNUAL MEETING

As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their discretion with respect to those matters.

ANNUAL REPORT

The Annual Report contains audited consolidated financial statements of our Company and its subsidiaries and the report thereon of KPMG LLP, our independent registered public accounting firm. A copy of the Annual Report is being provided with this Proxy Statement and has been posted on the Internet, along with this Proxy Statement, each of which is accessible by following the instructions in this Proxy Statement and the accompanying Notice.

Any person who was our stockholder on the Record Date (including any beneficial owner holding shares in "street name" as of the Record Date) may request a copy of the Annual Report, and it will be furnished without charge upon receipt of a written request. Requests should be directed to Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, or by telephone to (805) 967-7611.

BY ORDER OF THE BOARD OF DIRECTORS

Dave Powers Chief Executive Officer and President

Goleta, California
July 29, 2021

DECKERS
— BRANDS —

250 COROMAR DRIVE
GOLETA, CALIFORNIA 93117

VOTE AT THE VIRTUAL ANNUAL MEETING
by visiting - www.virtualshareholdermeeting.com/DECK2021
Attend the Annual Meeting virtually by live webcast via the Internet. You will need the 16-digit control number, printed below, to attend and vote at the Annual Meeting.

VOTE BY INTERNET BEFORE THE VIRTUAL ANNUAL MEETING
by visiting - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 14, 2021. You will need the 16-digit control number, printed below, in hand when you access the website. Follow the instructions provided to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE
by calling - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 14, 2021. You will need the 16-digit control number, printed below, in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card, provided below, and return it promptly in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. Eastern Time on September 14, 2021.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58009-P58698

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DECKERS OUTDOOR CORPORATION

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael F. Devine, III
02) David A. Burwick
03) Nelson C. Chan
04) Cynthia (Cindy) L. Davis
05) Juan R. Figuereo
06) Maha S. Ibrahim
07) Victor Luis
08) Dave Powers
09) Lauri M. Shanahan
10) Bonita C. Stewart

Our Board of Directors recommends that you vote FOR Proposals 2 and 3.

NOTE: In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting, or at any postponements or adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

D58010-P58698

DECKERS OUTDOOR CORPORATION
2021 Annual Meeting of Stockholders
September 15, 2021 at 11:00 AM Pacific Time
This proxy is solicited by the Board of Directors of Deckers Outdoor Corporation

The undersigned hereby appoints Thomas Garcia and Steven J. Fasching, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Common Stock of Deckers Outdoor Corporation which the undersigned is entitled to vote and, in their discretion, to vote upon any other business that may properly come before the virtual Annual Meeting to be held on September 15, 2021 via the Internet at www.virtualshareholdermeeting.com/DECK2021, or at any postponements or adjournments thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made but the card is signed, this proxy card will be voted "FOR ALL" director nominees listed under Proposal 1, "FOR" Proposal 2, and "FOR" Proposal 3, and in the discretion of the proxies with respect to any other business that may properly come before the Annual Meeting, or at any postponements or adjournments thereof. At the date the Proxy Statement was made available to stockholders, we were not aware of any other business to be presented for consideration at the Annual Meeting.

Continued and to be signed on reverse side